UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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MILLER INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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8503 Hilltop Drive
Ooltewah, Tennessee 37363
(423) 238-4171

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
TO BE HELD MAY 26, 2017

The annual meeting of shareholders of Miller Industries, Inc. (the “Company”) will be held at 9:00 a.m. (Eastern Time), on Friday, May 26, 2017, at 879 College Drive, Dalton, Georgia 30720, for the following purposes:

1.	to elect five directors to hold office for a term of one year or until their successors are duly elected and qualified;

2.	to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers;

3.	to recommend, by non-binding advisory vote, the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers;

4.	to approve the Miller Industries, Inc. 2016 Stock Incentive Plan; and

5.	to consider such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 4, 2017 are entitled to notice of and to vote at the annual meeting. Your attention is directed to the proxy statement accompanying this notice for a complete statement regarding matters to be acted upon at the annual meeting.

By order of the Board of Directors,

/s/ Frank Madonia

Frank Madonia
Executive Vice President, Secretary and General Counsel

Ooltewah, Tennessee
April 19, 2017

We urge you to attend the annual meeting. Whether or not you plan to attend, please complete, date and sign the enclosed proxy card and return it in the enclosed postage-paid envelope, or submit your proxy by Internet or telephone as described on the enclosed proxy card. You may revoke your proxy at any time before it is voted.

MILLER INDUSTRIES, INC.
8503 Hilltop Drive
Ooltewah, Tennessee 37363
(423) 238-4171

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 26, 2017

GENERAL

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Miller Industries, Inc. (the “Company” or “Miller Industries”) for use at the Company’s 2017 annual meeting of shareholders (the “Annual Meeting”) to be held at 879 College Drive, Dalton, Georgia 30720, on Friday, May 26, 2017, at 9:00 a.m. (Eastern Time), and any adjournments or postponements thereof. It is anticipated that this proxy statement and the accompanying proxy card will first be mailed to shareholders on or about April 21, 2017.

Only holders of the Company’s common stock, $0.01 par value per share (the “Common Stock”), at the close of business on April 4, 2017 are entitled to notice of and to vote at the Annual Meeting. On such date, the Company had issued and outstanding 11,351,982 shares of Common Stock. A list of all shareholders entitled to vote will be available for inspection at the Annual Meeting.

VOTING PROCEDURES

A majority of shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes will be counted for the purpose of determining a quorum. Each outstanding share of Common Stock is entitled to one vote.

The election of a nominee to the Board of Directors requires a plurality of the votes cast by holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting. Therefore, those nominees receiving the greatest number of votes at the Annual Meeting shall be elected, even though such nominees may not receive a majority of the votes cast. The proposal to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers will be approved if the number of votes cast in favor of such proposal exceeds those cast against it. For the proposal to recommend, by non-binding advisory vote, the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers, the frequency (every one, two or three years) receiving the highest number of votes will be deemed to be the choice of the shareholders. The proposal to approve the Company’s 2016 Stock Incentive Plan will be approved if the number of votes cast in favor of such proposal exceeds those votes cast against it, with abstentions being treated for purposes of this proposal only as votes cast against it.

Broker non-votes are not considered “votes cast” and, therefore, will not have an effect on the results of the vote with respect to any proposal in this proxy statement. A broker non-vote occurs when a proxy received from a broker or other nominee holding shares on behalf of a client does not contain voting instructions on a “non-routine” matter because the broker or nominee has not received specific voting instructions from the client with respect to such non-routine matter. The proposals in this proxy statement are non-routine matters and accordingly the brokerage firm cannot vote your shares on those proposals without your instructions. Abstentions will be treated as votes against the approval of the Company’s 2016 Stock Incentive Plan; however, for all other proposals in this proxy statement, abstentions are not considered “votes cast” and, therefore, will not have an effect on, the results of the votes on such proposals.

If you hold shares of Common Stock in your own name as holder of record, you may give a proxy to be voted at the Annual Meeting in any of the following ways: (i) over the telephone by calling a toll-free number; (ii) electronically, using the Internet; or (iii) by completing, signing and mailing the enclosed printed proxy card. If you are a shareholder of record and would like to submit your proxy vote by telephone or Internet, you should refer to the specific instructions provided on the enclosed proxy card. If you are a shareholder of record and wish to submit your proxy by mail, you should sign and return the proxy card in accordance with the instructions thereon prior to the Annual Meeting. Additionally, a holder of record may vote in person by completing a ballot at the Annual Meeting. Even if you currently plan to attend the Annual Meeting, the Company recommends that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you hold shares of Common Stock through a broker or other nominee (i.e., in “street name”), the broker or nominee should provide instructions on how you may instruct the broker or other nominee to vote those shares on your behalf.

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A shareholder of record who votes over the Internet or by telephone may revoke the proxy by: (i) attending the Annual Meeting, notifying the Secretary of the Company (or his delegate), and voting in person; or (ii) voting again over the Internet or by telephone by no later than 1:00 a.m. (Central time) on May 26, 2017. A shareholder of record who signs and returns a proxy may revoke such shareholder’s proxy at any time before it has been exercised by: (i) attending the Annual Meeting, notifying the Secretary of the Company (or his delegate), and voting in person; (ii) filing with the Secretary of the Company a written revocation; or (iii) executing and delivering a timely and valid proxy bearing a later date. Unless revoked, where a choice is specified on the proxy, the shares represented thereby will be voted in accordance with such choice. If no choice is specified, such shares will be voted in accordance with the Board’s recommendations on the proposals in this proxy statement, as set forth below, and in the discretion of the proxy holders on any other matter that may properly come before the meeting. If you hold shares of Common Stock in street name you must follow the instructions given by your broker or nominee to change your voting instructions.

The Board of Directors recommends that you vote your shares of Common Stock as follows:

●	FOR the election of each of the five director nominees named in this proxy statement;

●	FOR the approval on an advisory basis of the compensation of the Company’s named executive officers;

●	For ONE YEAR with respect to the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers; and

●	FOR the approval of the Miller Industries, Inc. 2016 Stock Incentive Plan.

The Board of Directors has designated William G. Miller, William G. Miller, II and Frank Madonia, and each or any of them, to vote on its behalf the proxies being solicited hereby. The Board of Directors knows of no matters which are to be brought to a vote at the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting. However, if any other matter properly does come before the Annual Meeting, the persons appointed in the proxy, or their substitutes, will vote in accordance with their best judgment on such matters.

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Company posted materials related to the Annual Meeting on the Internet. The following materials are available on the Internet at www.millerind.com through the “Investor Relations” link:

●	this proxy statement for the Annual Meeting; and

●	the Company’s 2016 Annual Report to Shareholders (which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, other than the exhibits thereto).

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

Pursuant to the Company’s Charter and Bylaws, the Board of Directors has fixed the number of directors at five. The members of the Board of Directors comprise a single class, and at each annual meeting of shareholders all directors are elected. The directors elected at the Annual Meeting will serve until the annual meeting of shareholders in 2018, or until their successors are duly elected and qualified. The Board of Directors may fill directorships resulting from vacancies, and may increase or decrease the number of directors to as many as fifteen or as few as three. Executive officers are appointed annually and serve at the discretion of the Board of Directors.

Upon the recommendation of the Nominating Committee, the Board of Directors has nominated Theodore H. Ashford, III, A. Russell Chandler, III, William G. Miller, William G. Miller, II and Richard H. Roberts, all five of the current members of the Board of Directors, for re-election as directors at the Annual Meeting. “See “Corporate Governance – Director Nominations” below for a discussion of factors considered by the Nominating Committee in arriving at its recommendations. Each such nominee has consented to be named herein and to serve as a director, if elected.

Unless contrary instructions are received, shares of Common Stock represented by duly executed proxies will be voted in favor of the election of each of the five nominees named above to constitute the entire Board of Directors. The Board of Directors has no reason to expect that any nominee will be unable to serve and, therefore, at this time it does not have any substitute nominees under consideration.

Directors are elected by a plurality of the votes cast by holders of the shares of Common Stock entitled to vote at the Annual Meeting. Shareholders have no right to vote cumulatively for directors. Each shareholder shall have one vote for each director for each share of Common Stock held by such shareholder.

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Information concerning the nominees for election, based on data furnished by them, is set forth below. The Board of Directors has determined that Messrs. Ashford, Chandler and Roberts are independent directors under the listing standards of the New York Stock Exchange (“NYSE”).

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE FIVE DIRECTOR NOMINEES.

Information Regarding Director Nominees

Name of Director Nominee	Background Information

Theodore H. Ashford, III	Mr. Ashford, 53, has served as a director of the Company since April 2010. Mr. Ashford has served as Chief Executive Officer of Ashford Capital Management, Inc. (“ACM”) since October 2011. He has also served as Chief Investment Officer since 2007 and President since 2001 for ACM. From 1994 to 2001, Mr. Ashford served as an investment analyst for Ashford Capital Management, Inc. Prior to 1994, Mr. Ashford worked for International Management Group.

Mr. Ashford’s management experience brings valuable operations and leadership expertise to the Board of Directors. Additionally, Mr. Ashford has experience analyzing companies for investment purposes, including extensive international travel evaluating companies and markets around the world. Such investment advisory experience and financial analysis skills bring beneficial financial experience and a broad global perspective to the Board of Directors.

A. Russell Chandler, III	Mr. Chandler, 72, has served as a director of the Company since April 1994. He is founder and Chairman of Whitehall Group Ltd., a private investment firm based in Atlanta, Georgia. In 2010, Mr. Chandler formed an investor group to acquire a controlling interest in an Israeli company, Precyse Technologies Inc., which was relocated to Atlanta, Georgia. Mr. Chandler served as Chairman of Precyse Technologies Inc. from 2010 until April 2015 and as its Chief Executive Officer from May 2013 until April 2015. Mr. Chandler served as Chairman of Datapath, Inc., a company that built mobile communications trailers for military application, from October 2004 until June 2006 and he served as the Mayor of the Olympic Village for the Atlanta Committee for the Olympic Games from 1990 through August 1996. From 1987 to 1993, he served as Chairman of United Plastic Films, Inc., a manufacturer and distributor of plastic bags. He founded Qualicare, Inc., a hospital management company, in 1972 and served as its President and Chief Executive Officer until its sale in 1983.

Mr. Chandler has founded and successfully managed several companies. He also has extensive experience in analyzing businesses for the purpose of making investments. Mr. Chandler’s more than forty years of experience as a Chairman and/or Chief Executive Officer at various companies, including, among others, a private investment firm which he founded, brings key leadership, financial and operational experience to the Board of Directors.

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Name of Director Nominee	Background Information

William G. Miller	Mr. Miller, 70, has served as Chairman of the Board since founding the company in April 1994. Mr. Miller served as Co-Chief Executive Officer of the Company from October 2003 to March 2011, and Chief Executive Officer of the Company from April 1994 until June 1997. In June 1997, he was named Co-Chief Executive Officer, a title he shared with Jeffrey I. Badgley until November 1997. Mr. Miller also served as President of the Company from April 1994 to June 1996. He served as Chairman of Miller Group, Inc. from August 1990 through May 1994, as its President from August 1990 to March 1993, and as its Chief Executive Officer from March 1993 until May 1994. Prior to 1987, Mr. Miller served in various management positions for Bendix Corporation, Neptune International Corporation, Wheelabrator-Frye Inc. and The Signal Companies, Inc.

As Chairman and founder of the Company and with over twenty-five years of experience with the Company, Mr. Miller has a deep knowledge and understanding of the Company, its operating companies and its line of business and brings that knowledge and understanding to the Board of Directors. Additionally, Mr. Miller’s experience in leadership positions at various companies prior to founding the Company brings valuable leadership expertise to the Board of Directors.

William G. Miller, II	Mr. Miller II, 38, has served as a director of the Company since May 2014, our Co-Chief Executive Officer since December 2013 and President since March 2011, after serving as the Southeast Regional Vice President of Sales of Miller Industries Towing Equipment Inc. from November 2009 to February 2011. Prior to that time, Mr. Miller II served as Vice President of Strategic Planning of the Company from October 2007 until November 2009. He was instrumental in the development and construction of the Company’s Light Duty wrecker facility and then served as the General Manager of the Light Duty Product Line and facility from 2004 to 2007, and led the project to manufacture Datapath satellite trailers for military applications from 2003 to 2005. Prior to that, he served as a district sales manager for Miller Industries Towing Equipment Inc. from 2002.

As Co-Chief Executive Officer and President of the Company and with over fourteen years of experience in a variety of positions with the Company, Mr. Miller II will be able to contribute valuable insight into Company strategy and special projects and provide essential guidance to the Board of Directors from an inside perspective of the day-to-day operations of the Company.

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Name of Director Nominee	Background Information

Richard H. Roberts	Mr. Roberts, 62, has served as a director of the Company since April 1994. Mr. Roberts served as the Commissioner of the Department of Revenue of the State of Tennessee from January 2011 to December 2016. From August 2007 until February 2008, Mr. Roberts served as the Chief Financial Officer of Friends of Fred Thompson, Inc. Mr. Roberts served as Senior Vice President and Secretary of Landair Transport, Inc. from July 1994 to April 2003, and from July 1994 until April 2003, Mr. Roberts served as Senior Vice President, General Counsel and Secretary of Forward Air Corporation. From May 1995 until May 2002, Mr. Roberts served as a director of Forward Air Corporation. Mr. Roberts also was a director of Landair Corporation from September 1998 until February 2003. Mr. Roberts was a partner in the law firm of Baker, Worthington, Crossley & Stansberry from January 1991 to August 1994, and prior thereto was an associate of the firm.

Mr. Roberts’ experience as a corporate attorney and an executive officer and general counsel of two public companies brings extensive legal, operational and public company finance experience to the Board of Directors. Through his position as Commissioner of the Department of Revenue of the State of Tennessee, Mr. Roberts brings leadership experience and a thorough and insightful perspective to a wide range of financial, regulatory and risk management issues. Additionally Mr. Roberts’ experience on the Board of Directors of companies in other industries further demonstrates his leadership capability and broad knowledge of financial and operational issues that companies face.

CORPORATE GOVERNANCE

Director Nominations

The Nominating Committee considers qualifications and characteristics that it, from time to time, deems appropriate when it selects individuals to be nominated for election to the Board of Directors. These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial expertise, age, diversity (including diversity of skills, background and experience), reputation, civic and community relationships and industry knowledge and experience. In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review the existing director’s Board and committee attendance, performance and length of Board service. The composition of the current Board of Directors reflects diversity in business and professional experience and skills.

Independence, Board Meetings and Related Information

Independence

The Board of Directors has determined that a majority of the members of the Board of Directors are “independent,” as “independent” is defined under applicable federal securities laws and the listing standards of the NYSE. The independent directors are Messrs. Ashford, Chandler and Roberts.

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Meetings

The Board of Directors held five meetings during 2016. All directors attended all of the meetings of the Board of Directors and the respective committees of which they are members. The non-management directors meet in executive session as a part of the meetings of the Audit Committee. The presiding director at those sessions is selected by the non-management directors on a meeting-by-meeting basis. The Company does not require its directors to attend its annual meeting of shareholders. In 2016, four of the Company’s directors participated in the annual meeting by telephone and one director attended in person.

Communication with Directors

Interested parties may communicate with any non-management director by mailing a communication to the attention of that director at 8503 Hilltop Drive, Ooltewah, Tennessee 37363.

Committees of the Board of Directors

The Board of Directors has standing Audit, Compensation and Nominating Committees. Generally, members of these committees are elected annually by the Board of Directors, but changes to the committees may be made at the Board of Directors’ discretion at any time. These committees operate pursuant to separate written charters adopted by the Board of Directors. These charters, along with the Company’s Corporate Governance Guidelines, are available on the Company’s website at www.millerind.com through the “Investor Relations” link. In addition, copies of these charters and guidelines can be obtained upon request from the Company’s Corporate Secretary.

Audit Committee

The Audit Committee is comprised of Messrs. Ashford, Chandler and Roberts, with Mr. Roberts serving as Chairman. The Board of Directors has determined that each of the members of the audit committee is “financially literate” within the meaning of the listing standards of the NYSE, and qualifies as an “audit committee financial expert” as defined by applicable Securities and Exchange Commission (“SEC”) rules.

The Audit Committee, among other things, recommends the appointment of the Company’s independent registered public accountants, reviews the scope of audits proposed by the Company’s independent registered public accountants, reviews audit reports on various aspects of corporate operations, and periodically consults with the Company’s independent registered public accountants on matters relating to internal financial controls and procedures. The Audit Committee held four meetings during 2016. The report of the Audit Committee is included in this proxy statement beginning on page 29.

Compensation Committee

The Compensation Committee is comprised of Messrs. Ashford, Chandler and Roberts, with Mr. Chandler serving as Chairman. The Compensation Committee establishes, among other things, salaries, bonuses and other compensation for the Company’s officers, and administers the Company’s stock option and other employee benefit plans. The Compensation Committee held four meetings during 2016. The report of the Compensation Committee is included in this proxy statement beginning on page 13.

Nominating Committee

The Nominating Committee is comprised of Messrs. Ashford, Chandler and Roberts, with Mr. Ashford serving as Chairman. The Nominating Committee was established to evaluate candidates for service as directors of the Company and to conduct the Board’s annual self-assessment process. The Nominating Committee will consider candidates recommended by shareholders. Shareholder recommendations must comply with the procedures for director nominations set forth in Article I, Section 1.2, of the Company’s Bylaws and applicable law. The Nominating Committee held one meeting during 2016.

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Board Leadership Structure

The Board of Directors is responsible for overseeing and directing the management of the Company. Previously, our Board of Directors had chosen to have Co-Chief Executive Officers one of whom also served as Chairman of the Board. In March 2011, the Board of Directors chose to separate the positions of Chairman of the Board and Chief Executive Officer. Effective March 2011, Mr. William G. Miller began serving as the executive Chairman of the Board and Mr. Jeffrey I. Badgley began serving as the sole Chief Executive Officer of the Company and Vice Chairman of the Board. Effective December 2013, Mr. Jeffrey I. Badgley and Mr. William G. Miller, II began serving as Co-Chief Executive Officers of the Company. Each of the standing committees of the Board of Directors, the Audit, Compensation and Nominating Committees, is chaired by an independent director and is comprised entirely of independent directors.

The Board of Directors believes that separating the positions of Chairman of the Board and the Co-Chief Executive Officers allows our Co-Chief Executive Officers to focus on our day-to-day business, while allowing the Chairman of the Board to lead our Board of Directors in its fundamental role of providing advice to and oversight of management. Our Board of Directors recognizes the time, effort and energy that the Co-Chief Executive Officers are required to devote to their respective positions in the current business environment, as well as the commitment required to serve as our Chairman, particularly as our Board of Director’s oversight responsibilities continue to grow. Although we do not have a policy mandating the separation of the roles of Chairman and the Co-Chief Executive Officers, our Board of Directors believes that having separate positions is the appropriate leadership structure for the Company at this time.

Additionally, the Board has not appointed a lead independent director. Currently, the Board consists of five directors, three of whom are independent. Due to the small size of the Board and the fact that all independent directors serve on all committees of the Board, all of the independent directors are able to closely monitor the activities of the Company and meet regularly in executive sessions without management to discuss the development and strategy of the Company. These executive sessions allow the independent directors to review key decisions and discuss matters in a manner that is independent of our Chairman and our Co-Chief Executive Officers. Therefore, the Board has determined that a lead independent director is not necessary at this time. As the composition of the Board changes and/or grows in the future, the Board of Directors intends to reevaluate the need for a lead independent director.

Risk Management

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Board believes that full and open communication between management and the Board of Directors is essential for effective risk management and oversight. The Board receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic, competitive and reputational risks. Additionally, senior management is available to address any questions or concerns raised by the Board on risk management-related and any other matters.

While the Board is ultimately responsible for risk oversight at the Company, our three Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and, in accordance with the NYSE rules, discusses policies with respect to risk assessment and risk management. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance.

Related Transactions and Business Relationships

Policy on Related Party Transactions

The Company recognizes that transactions between the Company or its subsidiaries and any of its directors or executive officers can present potential or actual conflicts of interest. Accordingly, as a general matter it is the Company’s preference to avoid such transactions. Nevertheless, the Company recognizes that there are circumstances where such transactions may be in, or not inconsistent with, the best interests of the Company. Therefore, the Company has adopted a formal policy that requires the Company’s Audit Committee to review and, if appropriate, approve or ratify any such transactions. Pursuant to the policy, the Committee will review any transaction in which the Company is or will be a participant and the amount involved exceeds $120,000, and in which any of the Company’s directors, executive officers or 5% shareholders had, has or will have a direct or indirect material interest. After its review, the Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 4, 2017, certain information with respect to the Common Stock beneficially owned by (i) each director or nominee for director, (ii) the executive officers named in the Summary Compensation Table, (iii) all executive officers and directors of the Company as a group, and (iv) all shareholders known to be beneficial owners (as that term is defined under SEC rules) of more than 5% of the Common Stock. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the Common Stock owned by them.

	Common Stock Beneficially Owned

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Directors and Executive Officers
Theodore H. Ashford, III	13,113		*
A. Russell Chandler, III	85,890	(3)	*
Richard H. Roberts	31,442		*
William G. Miller	295,666		2.60%
Jeffrey I. Badgley	15,000		*
William G. Miller, II	24,500	(4)	*
Frank Madonia	1		*
J. Vincent Mish	14,000	(5)	*
Deborah L. Whitmire	-		-
All Directors and Executive Officers as a Group (9 persons)	465,612	(4)(6)	4.09%
Beneficial Owners of More than 5% of the Common Stock
Royce & Associates, LP
745 Fifth Avenue
New York, NY 10151	1,545,143	(7)	13.61%
Hotchkis and Wiley Capital Management, LLC
725 S. Figueroa Street, 39th Floor
Los Angeles, CA 90017	1,187,745	(8)	10.46%
Dimensional Fund Advisors LP
Building One
6300 Bee Cave Road
Austin, TX 78746	961,420	(9)	8.47%
BlackRock Inc.
55 East 52nd Street
New York, NY 10022	820,299	(10)	7.23%

*	Less than one percent.
(1)	Includes shares of Common Stock of which the named person or entity has the right to acquire beneficial ownership within 60 days of April 4, 2017 through the exercise of any stock option or other right. Unless otherwise noted, the address for each beneficial owner is the Company’s corporate headquarters located at 8503 Hilltop Drive, Ooltewah, Tennessee 37363.

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(2)	The percentage of beneficial ownership is based on 11,351,982 shares of Common Stock outstanding on April 4, 2017, and represents the percentage that the named person or entity would beneficially own if such person or entity, and only such person or entity, exercised all options and rights to acquire shares of Common Stock that are held by such person or entity and that are exercisable within 60 days of April 4, 2017.
(3)	Includes 14,847 shares of Common Stock held by a limited partnership of which Mr. Chandler’s children are limited partners. Mr. Chandler disclaims beneficial ownership with respect to these shares.
(4)	Includes 20,000 shares issuable pursuant to presently exercisable stock options.
(5)	Based on beneficial ownership as of December 31, 2016, which was Mr. Mish’s last day of employment with the Company.
(6)	Includes shares of Common Stock held by Josias W. Reyneke, who has served as our Chief Information Officer since January 2017. This does not include any shares of Common Stock held by Mr. Mish, who retired from the Company effective as of December 31, 2016.
(7)	As reported in an amendment to Schedule 13G filed with the SEC effective January 11, 2017 by Royce & Associates, LP. The address of Royce & Associates, LP is 745 Fifth Avenue, New York, NY 10151.
(8)	As reported in an amendment to Schedule 13G filed with the SEC effective February 10, 2017 by Hotchkis & Wiley Capital Management, LLC, a registered investment adviser. The address of Hotchkis and Wiley Capital Management, LLC is 725 S. Figueroa Street 39th Fl, Los Angeles, CA 90017.
(9)	As reported in an amendment to Schedule 13G filed with the SEC effective February 9, 2017 by Dimensional Fund Advisors LP, a registered investment adviser. The address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas, 78746.
(10)	As reported in an amendment to Schedule 13G filed with the SEC effective January 25, 2017 by BlackRock Inc. The address of BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.

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COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

In 2016, the Company held a shareholder advisory vote on the compensation of its named executive officers, commonly referred to as a say-on-pay vote. The Company’s shareholders overwhelmingly approved the compensation of the named executive officers with 95.83% of shareholder votes cast in favor of the say-on-pay resolution. As the Compensation Committee evaluated its compensation policies and overall objectives for 2016, it took into consideration this strong support of the shareholders. As a result, the Compensation Committee decided to retain the general approach and structure of the Company’s executive compensation program, with an emphasis on the objectives described below. In the future, the Compensation Committee intends to continue to take the results of the annual say-on-pay vote into account.

Overview

This discussion and analysis addresses the material elements of the Company’s compensation program for named executive officers, including the Company’s compensation objectives and overall compensation philosophy, the compensation process and the administration of the compensation program. It is intended to complement and enhance an understanding of the compensation information presented in the “Summary Compensation Table” and other accompanying tables in this proxy statement.

As used in this proxy statement, the term “named executive officers” refers to the following individuals:

●	William G. Miller, the Company’s Chairman;

●	Jeffrey I. Badgley, the Company’s Co-Chief Executive Officer;

●	William G. Miller, II, the Company’s President and Co-Chief Executive Officer;

●	J. Vincent Mish, the Company’s former Executive Vice President, Chief Financial Officer and Treasurer, who served in such capacity during all of 2016 and retired effective as of December 31, 2016;

●	Deborah L. Whitmire, the Company’s current Executive Vice President, Chief Financial Officer and Treasurer, who served as the Company’s Vice President and Corporate Controller during all of 2016; and

●	Frank Madonia, the Company’s Executive Vice President, Secretary and General Counsel.

In this “Compensation Discussion and Analysis” section, the terms “we,” “our,” “us” and the “Committee” refer to the Compensation Committee of the Company’s Board of Directors.

Compensation Objectives and Overall Compensation Philosophy

The Company’s executive compensation program is designed to enhance Company profitability, and thus shareholder value, by aligning executive compensation with the Company’s expectations and performance, and by establishing a system that can retain and reward executive officers who contribute to the long-term success of the Company. More specifically, the overall goals of the executive compensation program include:

●	offering competitive total compensation opportunities to retain talented executives;

●	providing strong links between Company performance and total compensation earned – i.e., paying for performance; and

●	emphasizing the long-term performance of the Company, thus enhancing shareholder value.

We believe that it is in the best interests of the Company’s shareholders and its named executive officers that the Company’s executive compensation program, and each of its elements, remains simple and straightforward. This approach should reduce the time and cost involved in setting the Company’s executive compensation policies and calculating the payments under such policies, and should enhance the transparency of, and the ability to comprehend, these policies.

The Board of Directors has reviewed our compensation policies and practices as generally applicable to our employees and determined that they do not encourage excessive risk or unnecessary risk taking and do not otherwise create risks that are reasonably likely to have a material adverse effect on the Company.

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Administration

The Committee has overall responsibility with respect to approving and monitoring the Company’s executive compensation program, and operates under a written Charter, which was amended and restated by the Company’s Board of Directors in March 2014. None of the members of the Committee has been an officer or employee of the Company, and the Board of Directors has considered and determined that all of the members are “independent,” as that term is defined under NYSE and SEC rules, and otherwise meet the criteria set forth in the Committee’s Charter.

In fulfilling its responsibilities, the Committee, among other things, establishes and approves the compensation level of each of the named executive officers, reviews and approves corporate goals and objectives relevant to the compensation of the named executive officers, evaluates the performance of the named executive officers in light of these goals and objectives, determines and approves compensation based on these objectives and its evaluations, establishes criteria for granting stock options to the named executive officers and the Company’s other employees, considering the recommendations of senior management, and approves such stock option grants.

We regularly review and discuss the compensation of the named executive officers with William G. Miller, the Company’s Chairman, Jeffrey I. Badgley, the Company’s Co-Chief Executive Officer, and William G. Miller, II, the Company’s President and Co-Chief Executive Officer, and consult with Messrs. Miller, Badgley and Miller II in evaluating the performance of the named executive officers. In addition, Mr. Miller may make recommendations to us regarding compensation for all of the named executive officers, other than for himself and Mr. Miller II, and each of Mr. Badgley and Mr. Miller II may make recommendations to us regarding compensation for all of the named executive officers, other than for Mr. Miller, Mr. Badgley or Mr. Miller II.

As discussed in greater detail below, the levels of each element of compensation for the named executive officers are determined based on several factors, which may include the Company’s historical performance and relative shareholder return, our informal assessment of compensation paid to executives in comparable industries, the amount and the elements of compensation provided in previous years, the relative compensation levels of our executive officers, the importance of retaining a named executive officer, a named executive officer’s potential to assume greater responsibilities in the future, the terms of a named executive officer’s employment agreement with the Company, our expectations for the Company’s future financial performance and other matters that we deem relevant. In addition, we consider the years and level of experience and the responsibilities of each named executive officer, his or her individual performance and the personal contributions he or she makes to the success of the Company. Leadership skills, analytical skills, organization development, public affairs and civic involvement have been and will continue to be deemed to be important qualitative factors to take into account in considering elements and levels of compensation. We have not adopted any formal or informal policy for allocating compensation between long-term and short-term elements, between cash and non-cash or among the different possible forms of non-cash compensation.

In 2016, the Company’s executive compensation program consisted primarily of base salary and annual cash performance bonuses. While the Company has not granted any stock option awards since 2008, stock options were at one time elements of the Company’s executive compensation program. The Company is seeking shareholder approval of the Company’s 2016 Stock Incentive Plan at the Annual Meeting and, if the shareholders vote to approve such plan at the Annual Meeting, equity-based compensation may again become part of the Company’s executive compensation program in the future. In addition to base salary and cash bonuses, the Company has provided, and will continue to provide, its named executive officers with certain benefits, such as healthcare plans, that are available to all employees.

Elements of Compensation

Base Salary. We determine the base salary for each of the named executive officers annually based on, among other things, the executive’s experience and the scope of the executive’s responsibilities, the executive’s performance and the performance of the Company, our expectations for the Company’s future financial performance and our informal assessment of salaries paid to executives in comparable industries. The minimum levels of some of these base salaries were mandated during 2016 by employment agreements with certain of the named executive officers (which terminated effective December 31, 2016 and are described in more detail below under the heading “Additional Discussion of Material Items in Summary Compensation Table―Employment Agreements with Named Executive Officers”). We believe that base salaries are an important part of the Company’s executive compensation program because they provide the named executive officers with a steady income stream that is not contingent upon the Company’s overall performance.

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Under William G. Miller’s employment agreement with the Company, which terminated on December 31, 2016, Mr. Miller was entitled to receive a base salary that was substantially the same as the Company’s Chief Executive Officer. For 2010, Mr. Miller’s base salary was adjusted to match Mr. Badgley’s 2010 base salary; however, Mr. Miller has in each year since 2010 declined to increase his salary to that of Mr. Badgley.

In 2015, the Compensation Committee approved an annual base salary for Mr. Badgley of $400,000, Mr. Miller II of $400,000, Mr. Madonia of $246,750, Mr. Mish of $222,643 and Ms. Whitmire of $200,000, each effective January 1, 2015. In 2016, the Compensation Committee approved an annual base salary for Mr. Badgley of $412,000, Mr. Miller II of $412,000, Mr. Madonia of $246,750, Mr. Mish of $222,643 and Ms. Whitmire of $206,000, each effective January 1, 2016.

Annual Cash Bonuses. We utilize annual discretionary cash bonuses to provide additional compensation to the named executive officers, and to reward them for their performance. We have not adopted any formal or informal performance or other objectives for the calculation or payment of these discretionary bonuses. Instead, in determining an annual discretionary bonus, we consider, among other things, the Company’s performance for the previous year and relative shareholder value, discretionary bonuses awarded in previous years, the performance of the named executive officer and his or her personal contributions to the success of the Company.

Annual discretionary cash bonuses, as opposed to grants of stock options or other equity-based awards, are designed to provide additional compensation to the named executive officers, and to more immediately reward them for their performance. The immediacy of these bonuses provides an incentive to the named executive officers to raise their level of performance, and thus the Company’s overall level of performance. Thus, we believe that discretionary cash bonuses are an important motivating factor for the named executive officers.

In March 2016, based primarily on the Company’s performance in 2015, we determined to pay annual discretionary cash bonuses to certain of the other named executive officers, as follows:

Frank Madonia:	$45,000
J. Vincent Mish:	$25,000
Deborah L. Whitmire:	$70,000

Cash bonuses were determined based upon the Company’s performance. The amounts of such cash bonuses paid to the named executive officers are set forth in the “Summary Compensation Table.”

In April 2011, in connection with Mr. Badgley becoming the Chief Executive Officer and Vice Chairman, the Compensation Committee approved a cash bonus plan for Mr. Badgley that was designed to emphasize the objective of maintaining profitability during every part of the business cycle. The plan provides Mr. Badgley an annual bonus equal to 1.0% of the first $20 million of the Company’s pretax net income, and 0.5% of pretax net income in excess of $20 million, subject to Compensation Committee discretion to decrease such amount as it deems appropriate. In the event that the Company incurs an annual pretax net loss at any time that Mr. Badgley remains the CEO of the Company, then bonus amounts previously paid on equivalent pretax profit would be recovered from Mr. Badgley. These amounts may be recovered by offsetting future bonuses or salary or by direct repayment from Mr. Badgley or, in the event of Mr. Badgley’s termination from employment with the Company, payments otherwise due under his employment agreement. Mr. Badgley’s total salary and bonus compensation may not exceed $975,000 annually. In each of 2016 and 2017, the Compensation Committee exercised its discretion under the bonus plan and determined that Mr. Badgley and Mr. Miller II, as the Co-Chief Executive Officers of the Company, would each receive an amount equal to half of the cash bonus that was payable under the plan. Accordingly, in March 2016, the Compensation Committee awarded (i) Mr. Badgley a cash bonus of $126,000 under the plan and (ii) Mr. Miller II an annual discretionary cash bonus of $126,000, each with regard to 2015 performance. In March 2017, the Compensation Committee awarded (i) Mr. Badgley a cash bonus of $154,000 under the plan and (ii) Mr. Miller II an annual discretionary cash bonus of $154,000, each with regard to 2016 performance.

In March 2017, based primarily on the Company’s performance in 2016, we determined to pay annual discretionary cash bonuses to certain of the other named executive officers, as follows:

Deborah L. Whitmire:	$90,000
Frank Madonia:	$50,000

Equity Awards. While we have not awarded equity-based compensation since granting stock options to the named executive officers in 2008, the Board of Directors has adopted the Company’s 2016 Stock Incentive Plan, which is subject to shareholder approval at the Annual Meeting. If the Company’s shareholders approve the Company’s 2016 Stock Incentive Plan at the Annual Meeting, we may grant equity-based awards in the future as a part of the Company’s overall executive compensation philosophy.

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Equity incentive awards were previously granted under the Company’s 2005 Equity Incentive Plan; however this plan expired on April 27, 2015. Prior to its expiration, this plan permitted the issuance of awards in a variety of forms, including non-qualified stock options and incentive stock options, stock appreciation rights, restricted stock awards and performance shares.

In general, options previously awarded under the 2005 Equity Incentive Plan for the purchase of 500 or more shares vested in four equal annual installments, and all options previously awarded under the 2005 Equity Incentive Plan for the purchase of fewer than 500 shares vested in two equal annual installments. All stock options previously awarded under the 2005 Equity Incentive Plan are exercisable until the tenth anniversary of the grant date unless otherwise earlier terminated pursuant to the terms of the individual option agreement.

Severance and Change of Control Arrangements. As discussed in more detail in the “Additional Discussion of Material Items in Summary Compensation Table―Employment Agreements with Named Executive Officers” and “Potential Payments Upon Termination or Change in Control” sections below, the named executive officers may be entitled to certain benefits upon the termination of their respective employment or change in control agreements.

Other Compensation. The named executive officers currently are entitled to participate in the Company’s health, life and disability insurance plans and in our 401(k) plan to the same extent that the Company’s employees are entitled to participate.

Policy with Respect to Qualifying Compensation for Deductibility

Section 162(m) of the Internal Revenue Code imposes a limit on tax deductions for annual compensation (other than performance-based compensation) in excess of one million dollars paid by a corporation to its Chief Executive Officer and its other three most highly compensated executive officers. The Compensation Committee does not believe that the Company’s compensation policies would result in compensation in excess of these limits but reserves the right to award nondeductible compensation when appropriate to accomplish other compensation objectives. The Committee will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, is appropriate.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained under that heading in this proxy statement. On the basis of its reviews and discussions, the Committee has recommended that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and this proxy statement.

Compensation Committee
A. Russell Chandler, III, Chairman
Theodore H. Ashford, III
Richard H. Roberts

Compensation Committee Interlocks and Insider Participation

During 2016, the Compensation Committee was comprised of Messrs. Ashford, Chandler and Roberts, all of whom were non-employee, independent directors. During 2016, no executive officer of the Company served as a member of the board of directors or compensation committee of any other entity whose executive officer(s) served on the Company’s Board of Directors or Compensation Committee.

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Summary Compensation Table

The following table sets forth the compensation awarded to, earned by, or paid by the Company during the years ended December 31, 2016, 2015 and 2014, respectively, to the Company’s named executive officers.

Name and Principal Position	Year	Salary (1)		Bonus (2)	Option Awards	Non-Equity Incentive Plan Compensation (3)	All Other Compensation		Total
William G. Miller	2016	$319,737	(4)	$–	$–	$–	$1,572	(5)	$321,310
Chairman	2015	$319,737	(4)	$–	$–	$–	$1,572	(5)	$321,310
	2014	$319,737	(4)	$–	$–	$–	$1,914	(5)	$321,651
Jeffrey I. Badgley	2016	$412,016		$700	$–	$126,000	$8,915	(5)	$547,631
Co-Chief Executive Officer	2015	$400,015		$650	$–	$110,000	$11,290	(5)	$521,956
	2014	$350,013		$550	$–	$–	$7,350	(5)	$357,913
William G. Miller II	2016	$412,016		$126,700	$–	$–	$8,915	(5)	$547,631
Co-Chief Executive Officer	2015	$400,015		$110,650	$–	$–	$10,890	(5)	$521,556
and President	2014	$300,012		$100,550	$–	$–	$10,361	(5)	$410,923
Frank Madonia	2016	$246,760		$45,700	$–	$–	$7,351	(5)	$299,811
Executive Vice President,	2015	$246,760		$50,650	$–	$–	$6,973	(5)	$304,383
Secretary and General Counsel	2014	$235,009		$30,500	$–	$–	$7,301	(5)	$272,810
J. Vincent Mish	2016	$248,331	(6)	$25,700	$–	$–	$6,824	(5)(7)	$280,855
Former Executive Vice President,	2015	$222,642		$30,650	$–	$–	$7,577	(5)	$260,869
Chief Financial Officer and Treasurer	2014	$212,041		$550	$–	$–	$6,573	(5)	$219,164
Deborah Whitmire	2016	$206,008		$70,700	$–	$–	$7,385	(5)	$284,092
Executive Vice President,	2015	$200,008		$60,650	$–	$–	$7,179	(5)	$267,836
Chief Financial Officer and Treasurer	2014	$175,007		$35,550	$–	$–	$6,450	(5)	$217,007

(1)	Base salary paid to the named executive officer.

(2)	Discretionary cash bonus awarded to the named executive officer for the year indicated based on, among other factors, the Company’s performance in the previous year.

(3)	In each of 2015, 2016 and 2017, the Compensation Committee exercised its discretion under the cash bonus plan described above based upon the Company’s pretax net income for the prior year and determined that Mr. Badgley and Mr. Miller II, as the Co-Chief Executive Officers of the Company, would each receive an amount equal to half of the cash bonus that was payable under the plan. Accordingly, in March 2015, the Compensation Committee awarded (i) Mr. Badgley a cash bonus of $110,000 under the plan and (ii) Mr. Miller II an annual discretionary cash bonus of $110,000, each with regard to 2014 performance. In March 2016, the Compensation Committee awarded (i) Mr. Badgley a cash bonus of $126,000 under the plan and (ii) Mr. Miller II an annual discretionary cash bonus of $126,000, each with regard to 2015 performance. In March 2017, the Compensation Committee awarded (i) Mr. Badgley a cash bonus of $154,000 under the plan and (ii) Mr. Miller II an annual discretionary cash bonus of $154,000, each with regard to 2016 performance and which will be reflected in the Summary Compensation Table in the Company’s 2017 proxy statement.

(4)	Under William G. Miller’s employment agreement with the Company, which terminated on December 31, 2016, Mr. Miller was entitled to receive a base salary that was substantially the same as the Company’s Chief Executive Officer; however, in 2016, 2015 and 2014 Mr. Miller declined to increase his salary to that of Mr. Badgley and Mr. Miller II.

(5)	Amount represents the Company’s contribution to the named executive officer’s 401(k) plan under the plan’s matching program and life insurance premiums paid by the Company on behalf of the named executive officer during the applicable fiscal year. No amounts are indicated for perquisites and other personal benefits as the value provided did not exceed $10,000.

(6)	Includes $25,688 paid to Mr. Mish prior to his retirement in lieu of his unused accrued vacation.

(7)	Excludes payments payable to Mr. Mish for consulting services to be rendered following his retirement on December 31, 2016 and for certain other obligations pursuant to his Consulting Agreement and General Release in the amount of $10,000 per month, for a period of 24 months following his retirement, for a total of $240,000.

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Additional Discussion of Material Items in Summary Compensation Table

The Company’s executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table was paid or awarded, are described above under “Compensation Discussion and Analysis.” A summary of certain material terms of the Company’s compensation plans and arrangements is set forth below.

Employment Agreements with Named Executive Officers

William G. Miller. In December 2008, the Company entered into an amended and restated employment agreement with Mr. Miller. In November 2013, under the terms of that agreement, the Board of Directors provided notice to Mr. Miller that the automatic renewing feature of the agreement was terminated. Mr. Miller’s employment agreement terminated effective December 31, 2016.

Jeffrey I. Badgley. In December 2008, the Company entered into an amended and restated employment agreement with Mr. Badgley. In November 2013, under the terms of that agreement, the Board of Directors provided notice to Mr. Badgley that the automatic renewing feature of the agreement was terminated. Mr. Badgley’s employment agreement terminated effective December 31, 2016.

During 2016, the Company did not have any other employment agreements with its named executive officers; however, in December 2016, the Company entered into a Consulting Agreement and General Release with Mr. Mish, pursuant to which, among other obligations, he agreed to be available to provide advice and assistance to the Company on the orderly transition of his duties to his successor and on special projects as reasonably requested by the Company for a period of 24 months following his retirement.

Equity Incentive Plans

Equity incentive awards were previously granted under the Company’s shareholder-approved 2005 Equity Incentive Plan; however, no awards may be granted under the 2005 Equity Incentive Plan on or after April 27, 2015. The Company’s 2005 Equity Incentive Plan permitted the issuance of awards in a variety of forms, including non-qualified stock options and incentive stock options, stock appreciation rights, restricted stock awards and performance shares. During 2015, no awards were granted to the Company’s named executive officers under the 2005 Equity Incentive Plan prior to its expiration on April 27, 2015. In August 2016, the Board of Directors adopted the Company’s 2016 Stock Incentive Plan, subject to shareholder approval at the Annual Meeting. During 2016, no awards were granted under the Company’s 2016 Stock Incentive Plan. If the Company’s shareholders approve the Company’s 2016 Stock Incentive Plan at the Annual Meeting, the Company may grant equity-based awards in the future as a part of the Company’s overall executive compensation philosophy.

Contributory Retirement Plan

The Company maintains a contributory retirement plan for all full-time employees with at least 90 days of service. The plan is designed to provide tax-deferred income to the Company’s employees in accordance with the provisions of Section 401(k) of the Internal Revenue Code. The plan provides that each participant may contribute up to 15% of his or her salary. For 2016, the Company matched 50% of the first 5% of participant contributions. Matching contributions vest over the first five years of employment.

Outstanding Equity Awards at Fiscal Year-End 2016

The following table provides information on the holdings of stock options by the named executive officers, including both unexercised and unvested awards, at December 31, 2016.

	Option Grant	Number of Shares Underlying Unexercised Options		Option Exercise	Option Expiration
Name (1)	Date (2)	Exercisable	Unexercisable	Price	Date
William G. Miller II	11/07/2008	20,000	–	$5.49	11/06/2018

(1)	None of the other named executive officers had any unexercised stock options or unvested shares of Common Stock as of December 31, 2016.
(2)	Vesting occurred in 25% increments on each yearly anniversary of the date of grant.

Option Exercises and Stock Vested in 2016

None of the Company’s named executive officers exercised any Company stock options or had any shares of Common Stock vest during 2016.

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Potential Payments upon Termination or Change in Control

During 2016, the Company was party to employment agreements with each of Messrs. William G. Miller and Jeffrey I. Badgley and a change in control agreement with Mr. Badgley. Each of these employment and change in control agreements terminated effective December 31, 2016. These agreements addressed, among other things, compensation and benefits that would have been paid to the applicable named executive officer in the event that such executive officer’s employment was terminated for different reasons, including termination for cause or without cause, and termination in connection with a change in control. Mr. Madonia was a party to an employment agreement and a change in control agreement, but these agreements expired by their terms during 2013. Mr. Mish was a party to an employment agreement and a change in control agreement, but these agreements expired by their terms during 2015, and in December 2016, Mr. Mish and the Company entered into the Consulting Agreement and General Release described below. Ms. Whitmire does not have an employment agreement or change in control agreement with the Company.

Employment Agreements

William G. Miller. In December 2008, the Company entered into an amended and restated employment agreement with Mr. Miller. In November 2013, under the terms of that agreement, the Board of Directors provided notice to Mr. Miller that the automatic renewing feature of the agreement was terminated. Thus, Mr. Miller’s employment agreement terminated effective December 31, 2016. Prior to its termination, under the employment agreement:

●	Upon any termination of Mr. Miller’s employment for “cause,” Mr. Miller would have been entitled to receive all compensation due to him through his last day of employment.

●	If Mr. Miller’s employment was terminated due to death or disability, the Company would have had no further liability under the employment agreement.

●	If Mr. Miller’s employment was terminated by the Company without “cause” without the required three year’s prior notice or, if such notice had been given, prior to the end of the three-year notice period, Mr. Miller would have been entitled to receive a lump sum pro-rated bonus (based on the average monthly bonus earned by him for the three calendar years immediately preceding the year in which his employment is terminated) for the number of days he worked during the year in which his employment is terminated, and Mr. Miller would have been entitled to receive, monthly over the shorter of a 36-month period or the remaining portion of the three-year notice period: (i) his then-current base salary; (ii) the average monthly bonus earned by him for the three calendar years immediately preceding the year in which his employment was terminated; and (iii) continued health and life insurance coverage.

Jeffrey I. Badgley. In December 2008, the Company entered into an amended and restated employment agreement with Mr. Badgley. In November 2013, under the terms of that agreement, the Board of Directors provided notice to Mr. Badgley that the automatic renewing feature of the agreement was terminated. Thus, Mr. Badgley’s employment agreement terminated effective December 31, 2016. Prior to its termination, under the employment agreement:

●	Upon any termination of Mr. Badgley’s employment, including if Mr. Badgley terminated his employment voluntarily, or if the Company terminated Mr. Badgley’s employment for “just cause,” Mr. Badgley would have been entitled to receive all compensation due to him through his last day of employment.

●	If Mr. Badgley’s employment was terminated due to death, Mr. Badgley’s beneficiary would have been entitled to receive, in one lump sum, an amount equal to: (i) 12 months of his then-current base salary; (ii) 12 months of the average monthly bonus earned by him for the three calendar years immediately preceding the year in which his employment was terminated; and (iii) a pro-rated bonus, based on the average monthly bonus earned by him for the three calendar years immediately preceding the year in which his employment was terminated, for the number of days he worked during the year in which his employment was terminated.

●	If Mr. Badgley’s employment was terminated due to disability, all of Mr. Badgley’s outstanding stock options would have vested and become exercisable, Mr. Badgley (or his beneficiary) would have been entitled to receive a lump sum pro-rated bonus (based on the average monthly bonus earned by him for the three calendar years immediately preceding the year in which his employment is terminated) for the number of days he worked during the year in which was employment is terminated, and Mr. Badgley (or his beneficiary) would have been entitled to receive, monthly over a period of 24 months from the last day of employment: (i) his then-current base salary; (ii) the average monthly bonus earned by him for the three calendar years immediately preceding the year in which his employment was terminated; and (iii) continued health and life insurance coverage.

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●	If Mr. Badgley’s employment was terminated by the Company without “just cause,” or if Mr. Badgley’s employment was terminated under circumstances that would have entitled him to receive benefits under his change in control agreement (i.e., in connection with a change in control of the Company) with the Company, if any, all of Mr. Badgley’s outstanding stock options would have vested and become exercisable, Mr. Badgley would have been entitled to receive a lump sum pro-rated bonus (based on the average monthly bonus earned by him for the three calendar years immediately preceding the year in which his employment was terminated) for the number of days he worked during the year in which his employment was terminated, and Mr. Badgley would have been entitled to receive, monthly over the shorter of a 36-month period or the remaining term of the employment agreement: (i) his then-current base salary; (ii) the average monthly bonus earned by him for the three calendar years immediately preceding the year in which his employment was terminated; and (iii) continued health and life insurance coverage; provided, that if Mr. Badgley dies during the post-termination period in which these benefits are being paid, the monthly base salary and bonus payments would have continued for the shorter of 12 months after his death or the remaining term of the employment agreement.

Change in Control Agreement

In September 1998, the Company entered into a change in control agreement with Mr. Badgley that was amended and restated in December 2008. The Board of Directors provided notice to Mr. Badgley that effective December 31, 2013, the automatic renewing feature of the agreement was terminated. Thus, Mr. Badgley’s change in control agreement terminated on December 31, 2016. Prior to its termination, under the agreement, if Mr. Badgley’s employment was terminated within six months before, or 24 months after, a “change in control” of the Company, and the termination was either by the Company (other than for cause, disability or death), or “voluntary” on the part of Mr. Badgley, then all of Mr. Badgley’s outstanding stock options would have vested and become exercisable, and Mr. Badgley would have been entitled to receive:

●	a lump sum payment (or, in certain circumstances, payment over 36 months) equal to the present value of 36 months of:

–	his then-current base salary; and

–	the average monthly bonus earned by him for the three calendar years immediately preceding the year in which his employment is terminated;

●	a lump sum pro-rated bonus, based on the average monthly bonus earned by him for the three calendar years immediately preceding the year in which his employment is terminated, for the number of days he worked during the year in which his employment is terminated, discounted to present value; and

●	health and life insurance benefits over a 36-month period.

However, any amounts paid under the change in control agreement would have been reduced to the extent that Mr. Badgley received or was entitled to receive payments in respect of the change in control under Mr. Badgley’s employment agreement. Prior to its expiration, under the change in control agreement, the Company also agreed to provide Mr. Badgley with a gross-up payment for federal and state income taxes and federal excise taxes imposed on any “excess parachute payment.”

Consulting Agreement and General Release

In December 2016, the Company entered into a Consulting Agreement and General Release with Mr. Mish. Pursuant to this consulting agreement, Mr. Mish retired from employment with the Company as of December 31, 2016, and agreed to be available to provide advice and assistance to the Company on the orderly transition of his duties to his successor and on special projects as reasonably requested by the Company for a period of 24 months following his retirement. Mr. Mish also agreed to execute a release of claims against the Company and to maintain the Company’s confidential information. In exchange for Mr. Mish’s consulting services and these other obligations, the Company will pay Mr. Mish $10,000 per month for a period of 24 months following his retirement, for a total of $240,000.

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Potential Payments

Assuming that a termination event or change in control occurred on December 31, 2016, the value of potential payments and benefits payable to each named executive officer who was employed by the Company on such date is summarized in the following table. Messrs. Madonia, Miller and Miller II and Ms. Whitmire are not entitled to any payments or benefits that are not generally available to other U.S. salaried employees, and, thus, are not included in the table. The payments payable to Mr. Mish following his retirement on December 31, 2016 for consulting services and other obligations pursuant to the Consulting Agreement and General Release are discussed above. The table excludes (i) amounts accrued through December 31, 2016 that would be paid in the normal course of continued employment, such as accrued but unpaid salary, (ii) vested account balances in the Company’s contributory retirement plan that are generally available to all of the Company’s U.S. salaried employees, and (iii) any amounts to be provided under any arrangement that does not discriminate in scope, terms or operation in favor of named executive officers and that is available generally to all salaried employees. Actual amounts to be paid can only be determined at the time of such executive’s termination.

Name and payment or benefit(1)	Death, Disability or Termination by Company without just cause		Involuntary termination by Company or “voluntary” termination by executive after change in control

Jeffrey I. Badgley
Salary and bonus	$–	(2)	$1,185,076	(3)
Healthcare and life insurance coverage	$–	(2)	$51,372	(4)
Tax gross-up	$–		$–	(5)

(1)         The employment agreement and change in control agreement with Mr. Badgley each terminated on December 31, 2016.

(2)         The term of Mr. Badgley’s employment agreement ended on December 31, 2016. No amounts would be payable to Mr. Badgley under his employment agreement if his employment terminated on December 31, 2016.

(3)         Assumes that a change in control occurred on December 31, 2016 prior to expiration of Mr. Badgley’s change in control agreement (which also expired on December 31, 2016). Reflects the value of (i) monthly payments over 36 months of salary and average monthly bonus and (ii) a lump sum pro-rated bonus, based on average monthly bonus, for the number of days worked by the executive during the year in which his employment is terminated.

(4)         Reflects the employer share of premiums for continued healthcare and life insurance coverage for 36 months.

(5)         Mr. Badgley would be entitled to a tax gross-up payment if he was subject to the “golden parachute” excise tax imposed under Section 4999 of the Code. It is estimated that no tax gross-up payment would have been due to Mr. Badgley had a change in control and his termination of employment occurred on December 31, 2016.

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Non-Employee Director Compensation for 2016

The current compensation program for the Company’s non-employee directors is designed to pay directors for work required for a company of Miller Industries’ size and scope and to align the director’s interests with the long-term interests of Company shareholders. Prior to 2017, the Company’s non-employee director compensation program was last reviewed and modified in 2013 (other than the addition of an annual cash payment to the Audit Committee Chair, which was approved by the Board of Directors during 2016). In early 2017, the Board of Directors reviewed reports and surveys of BDO USA, LLP, FW Cook, Steven Hall & Partners and the National Association of Corporate Directors in collaboration with Pearl Meyer, in each case focusing on director compensation and pay practices for the Company’s peer groups against which the Company benchmarks its executive compensation program. None of the reports, surveys or information considered by the Board of Directors in early 2017 was customized for the Company. As a result of this review, the Board of Directors decided to increase the annual compensation of non-employee directors beginning in 2017 and to reevaluate the non-employee director compensation program again in 2021.

Non-employee directors receive annual compensation comprised of a cash component and an equity component. During 2016, under the cash component, each non-employee director received an annual cash payment of $32,000 as compensation for service on the Board of Directors. The Audit Committee Chair also received an annual cash payment of $20,000 for serving as Audit Committee Chair. Additionally, each non-employee director received a cash payment of $3,000 for each Board of Directors meeting that such director attended and a cash payment of $1,000 for each committee meeting that such director attended. Beginning in 2017, this $32,000 annual cash retainer has been increased to $50,000. In addition, while the Board of Directors meeting fees will remain the same, beginning in 2017, the non-employee directors will no longer be entitled to receive director compensation for meetings of the Audit, Compensation or Nominating Committees of the Board of Directors.

Under the equity component for 2016, each non-employee director was entitled to an annual award under the Company’s 2013 Non-Employee Director Stock Plan, to be paid in fully-vested shares of Common Stock, equal to $32,000 divided by the closing price of the Common Stock on January 1 (or the closing price on the last preceding date on which sales of the Company’s Common Stock were reported). On January 1, 2016, each of Messrs. Ashford, Chandler and Roberts was granted 1,470 shares of Common Stock, which number of shares was determined by dividing $32,000 by $21.78, the closing price per share of Common Stock as reported on the NYSE on December 31, 2015, the closing price on the last preceding date on which sales of Common Stock were reported.

As part of its review of the Company’s non-employee director compensation program in 2017, the Board of Directors approved Amendment No. 1 to the 2013 Non-Employee Director Stock Plan (the “Amendment”). The Amendment amends the formula for determining the number of shares granted annually to non-employee directors under the 2013 Non-Employee Director Stock Plan. The new formula determines the number of shares of common stock awarded by dividing $50,000 by the closing price of the Common Stock on January 1st of each year (or the closing price on the last preceding date on which sales of the Company’s Common Stock were reported). The Amendment further provides that any additional shares of Common Stock to be awarded in 2017 under the 2013 Non-Employee Director Stock Plan as a result of the change in formula pursuant to the Amendment will be valued based on the closing price of a share of the Company’s Common Stock on March 16, 2017. The 2013 Non-Employee Director Stock Plan otherwise remains unchanged, and the total number of shares of the Company’s Common Stock that may be issued under the 2013 Non-Employee Director Stock Plan remains 100,000 shares.

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The members of the Board of Directors who are employees of the Company do not receive additional compensation for Board or committee service.

The following table reflects all compensation paid to non-employee directors during 2016.

Name (1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)	Total
Theodore H. Ashford, III (4)	$56,000	$32,000	$88,000
A. Russell Chandler, III (4)	$56,000	$32,000	$88,000
Richard H. Roberts (4)(5)	$69,333	$32,000	$101,333

(1)	Mr. Miller and Mr. Miller II served as directors of the Company during 2016 but are excluded from this section as each is an employee of the Company and did not receive additional compensation for their services as members of the Board of Directors. Mr. Miller and Mr. Miller II are two of our named executive officers.

(2)	Reflects annual cash payments plus attendance fees for the various Board and Committee meetings.

(3)	Reflects the grant date fair value of annual Common Stock awards. The fair value of the awards of Common Stock was determined by reference to the market price of the underlying shares on the grant date and in accordance with FASB ASC Topic 718. At December 31, 2016, the non-employee directors did not hold any unexercised options or unvested stock awards.

(4)	Member of the Audit, Compensation and Nominating Committees of the Board of Directors.

(5)	Beginning in May 2016, the Audit Committee Chair receives an annual cash payment of $20,000 for serving as Audit Committee Chair. Mr. Roberts served as Audit Committee Chair during 2016, and the amount of his annual cash payment for serving as Audit Committee Chair during 2016 was pro-rated for eight months.

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PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory (non-binding), basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. At the 2011 annual meeting, our shareholders approved, on an advisory basis, having the advisory vote on executive compensation on an annual basis. The Board of Directors subsequently decided to hold the say-on-pay vote at each annual meeting.

As described in detail under the heading “Compensation of Executive Officers and Directors—Compensation Discussion and Analysis,” the primary objectives of our executive compensation program are to: offer competitive total compensation opportunities to retain talented executives, provide strong links between Company performance and total compensation earned, emphasize the long-term performance of the Company, thus enhancing shareholder value, and promoting and facilitating stock ownership by executive officers. Please read the “Compensation Discussion and Analysis” beginning on page 10 for additional details about our executive compensation programs, including information about the fiscal year 2016 compensation of our named executive officers.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Accordingly, we are asking our shareholders to vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of the Securities and Exchange Commission’s Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure, in the Company’s Proxy Statement for its 2016 Annual Meeting is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board of Directors currently intends to take into account the outcome of the most recent advisory vote on named executive officer compensation when considering future executive compensation arrangements for the named executive officers, although it is under no obligation to do so. This proposal will be approved if the number of votes cast in favor of approving the non-binding resolution exceeds those cast against it.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL 3

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our shareholders to vote, on an advisory (non-binding) basis, at least once every six years on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. By voting on this proposal, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years. Shareholders may also abstain from voting on this matter. This is commonly known as a “say-on-frequency” proposal. Our prior say-on-frequency vote occurred at our 2011 annual meeting of shareholders. At that meeting, our shareholders agreed, on an advisory (non-binding) basis, with the recommendation of our Board of Directors that advisory votes on the compensation of our named executive officers should occur every year. The Board of Directors subsequently decided in 2011 to hold the say-on-pay vote at each annual meeting.

We are asking our shareholders to indicate their support for the option of holding an advisory vote on the compensation of our named executive officers at each annual meeting. Our Board of Directors recognizes that executive compensation is an important matter of shareholder concern and believes that providing shareholders with the opportunity to review our compensation programs annually is a matter of good corporate practice. Further, we believe this frequency should provide the Board of Directors and the Compensation Committee of the Company with more immediate shareholder input on the Company’s executive compensation programs. Accordingly, we are asking our shareholders to vote for a frequency of once every “ONE YEAR” for the following resolution at the annual meeting:

“RESOLVED, that the Company hold a shareholder advisory vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of the Securities and Exchange Commission’s Regulation S-K, with a frequency of once every one year, two years or three years, whichever receives the highest number of votes cast with respect to this resolution.”

The say-on-frequency vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board of Directors currently intends to take into account the outcome of the say-on-frequency vote, although it is under no obligation to do so. The decision of the Company on how frequently it intends to hold future say-on-pay votes will be disclosed in a Form 8-K that will be filed with the Securities and Exchange Commission following the Annual Meeting. The frequency (every one, two, or three years) receiving the highest number of votes will be deemed to be the choice of our shareholders with respect to the advisory (non-binding) vote on the frequency of voting on the compensation of our named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE TO HOLD AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “ONE YEAR”.

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PROPOSAL 4

APPROVAL OF MILLER INDUSTRIES, INC. 2016 STOCK INCENTIVE PLAN

We are asking our shareholders to approve the Miller Industries, Inc. 2016 Stock Incentive Plan (the “2016 Plan”). On August 1, 2016, the Board of Directors adopted the 2016 Plan for the benefit of employees, directors, consultants, advisors and other persons who perform services at a high level for the Company. Shareholder approval of the 2016 Plan, including the performance measures which may be utilized thereunder, is sought:

●	in order to qualify the 2016 Plan under Section 162(m) of the Internal Revenue Code (the “Code”), and to thereby allow the Company to deduct for federal income tax purposes certain compensation paid under the 2016 Plan to named executive officers;

●	to satisfy the requirements of Section 422(b) of the Code so that certain options issued under the 2016 Plan may be “incentive stock options;” and

●	to satisfy the governance requirements of the New York Stock Exchange.

The purpose of the 2016 Plan is to promote the long-term growth and profitability of the Company and its subsidiaries with incentives to maximize shareholder value and otherwise contribute to the success of the Company. In addition, we believe the 2016 Plan will help us align the long-term financial interests of eligible participants in the 2016 Plan with those of the Company’s shareholders. The Company’s 2005 Equity Incentive Plan expired on April 27, 2015. The following general summary of the 2016 Plan is not intended to be complete and is qualified in its entirety by reference to the 2016 Plan set forth in Annex A to this proxy statement:

Summary of the 2016 Plan

Capitalized terms used in this summary, but not otherwise defined in this summary, shall have the respective meanings ascribed to them in the 2016 Plan.

Administration of the 2016 Plan

The 2016 Plan will be administered by the Compensation Committee or such other committee consisting of two or more members as may be appointed by the Board of Directors to administer the 2016 Plan (in each case, the “Committee”). The Committee is currently designated by the Board of Directors to administer the 2016 Plan. Subject to the express provisions of the 2016 Plan, the Committee has the right to select the persons who receive awards under the 2016 Plan, to set the terms and conditions of such awards, to interpret and administer the 2016 Plan and to establish rules and regulations and to make such other determinations for carrying out the 2016 Plan as the Committee deems appropriate.

Eligible Participants

All employees and directors of the Company or its subsidiaries, as well as consultants or advisors who provide services to the Company or a subsidiary of the Company, are eligible to participate in the 2016 Plan.

Types of Awards

The 2016 Plan provides for the grant of non-qualified stock options (“NQSOs”), incentive stock options (“ISOs”), stock appreciation rights, restricted stock, restricted stock units, stock awards, performance shares, performance units and other stock-based awards to eligible participants. ISOs may only be granted to employees of the Company or its subsidiaries.

Shares Available for Issuance

The number of shares of Common Stock that will be available for issuance pursuant to awards granted under the 2016 Plan is 800,000 shares (the “Share Pool”), subject to adjustment as described in the 2016 Plan. The shares issued by the Company under the 2016 Plan will be authorized but unissued shares or shares currently held (or subsequently acquired) as treasury shares, including shares purchased on the open market or in private transactions.

If shares awarded under the 2016 Plan are not issued, or are reacquired by the Company, as a result of a forfeiture of restricted stock or a restricted stock unit, or the termination, expiration or cancellation of an NQSO, ISO, stock appreciation right, restricted stock, restricted stock unit, performance share or performance unit, or the settlement of an award in cash in lieu of shares, that number of shares will be added back to the Share Pool. If the exercise price of an option or stock appreciation right, and/or tax withholding obligation under any option or stock appreciation right is satisfied by the Company retaining shares or by the participant tendering shares (either by actual delivery or attestation), the number of shares so retained or tendered shall be deemed delivered for purposes of determining the Share Pool and shall not be available for further awards under the 2016 Plan. To the extent a stock appreciation right is settled in shares of common stock, the gross number of shares subject to such stock appreciation right shall be deemed delivered for purposes of determining the Share Pool and shall not be available for further awards under the 2016 Plan. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options shall not be added back to the Share Pool.

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Individual Limits

Subject to adjustment as described in the 2016 Plan, and except to the extent the Committee determines that an award is not intended to comply with the performance-based compensation provisions of Section 162(m), the number of awards that, in the aggregate, may be granted in any one fiscal year to any participant shall be limited as follows:

●	the maximum number of shares subject to options and stock appreciation rights is 400,000 shares;

●	the maximum number of shares of restricted stock and/or restricted stock units is 250,000 shares and/or units;

●	the maximum aggregate payout with respect to performance units is $2,000,000 dollars (to the extent settled in cash) or 250,000 shares (to the extent settled in shares); and

●	the maximum aggregate value of all awards granted in any one fiscal year to any non-employee director is $200,000.

Adjustments

The Committee will make equitable adjustments in the number and class of securities available for issuance under the 2016 Plan (including under any awards then outstanding), the number and type of securities subject to the individual limits set forth in the 2016 Plan, and the terms of any outstanding award, as it determines are necessary and appropriate, to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off combination, or exchange of shares, distribution to stockholders (other than an ordinary cash dividend), or similar corporate transactions or events.

Stock Options

A stock option provides the participant with the right to buy a specified number of shares at a specified price (“exercise price”) after certain conditions have been met. The Committee may grant both NQSOs and ISOs under the 2016 Plan. The tax treatment of NQSOs is different from the tax treatment of ISOs, as explained in the section below entitled “Federal Income Tax Consequences.” The Committee will determine and specify in the award agreement whether the option is an NQSO or ISO, the number of shares subject to the option, the exercise price of the option and the period of time during which the option may be exercised (including the impact of a termination of employment). No option can be exercisable more than ten years after the date of grant and the exercise price of a stock option must be at least equal to the fair market value of a share on the date of grant of the option. However, with respect to an ISO granted to a participant who is a stockholder holding more than 10% of the Company’s total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant.

Each option shall be counted as one share subject to an award and deducted from the Share Pool.

A participant may pay the exercise price under an option to the extent permitted by applicable laws and unless such manner is not permitted by the Committee with respect to some or all options: (i) in cash, (ii) in cash equivalent approved by the Committee; (iii) by tendering previously-acquired shares having an aggregate fair market value at the time of exercise equal to the total option exercise price (provided that the tendered shares must have been held by the participant for any period required by the Committee), (iv) by having the Company withhold shares from the shares acquired upon exercise of the option having an aggregate fair market value at the time of exercise equal to the total option exercise price, (v) by a net exercise method, (vi) by a cashless exercise method, including a broker-assisted cashless exercise, (vii) by any combination of these methods, or (viii) by any other means which the Committee determines to be consistent with the 2016 Plan’s purpose and applicable law.

Stock Appreciation Rights

A stock appreciation right entitles the participant to receive cash, shares, or a combination thereof, in an amount equal to the excess of the fair market value of a share on the exercise date over the exercise price for the stock appreciation right, after certain conditions have been met. The Committee will determine and specify in the stock appreciation right award agreement the number of shares subject to the stock appreciation right, the stock appreciation right exercise price (which generally must be at least equal to the fair market value of a share on the date of grant of the stock appreciation right), the conditions upon which the stock appreciation right becomes vested and exercisable, and the period of time during which the stock appreciation right may be exercised (including the impact of a termination of employment). No stock appreciation right can be exercisable more than ten years after the date of grant. Each stock appreciation right that may be settled in shares of common stock shall be counted as one share subject to an award and deducted from the Share Pool. Stock appreciation rights that may not be settled in shares of common stock shall not result in a reduction from the Share Pool.

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Stock Awards, Restricted Stock and Restricted Stock Units

Stock awards and awards of restricted stock and restricted stock units may be made to eligible participants as a reward for past service or as an incentive for the performance of future services. The Committee will specify the terms of a restricted stock or restricted stock unit award in the award agreement, including the number of shares of restricted stock or units, the purchase price, if any, to be paid for such restricted stock/unit, any restrictions applicable to the restricted stock/unit such as continued service or achievement of performance goals, the length of the restriction period and whether any circumstances, such as death or disability, shorten or terminate the restriction period, and whether restricted stock units will be settled in cash, shares or a combination of both. Unless the Committee specifies otherwise, restricted stock units will be settled in shares of common stock.

Except as provided in the 2016 Plan or in the award agreement, a participant who receives a restricted stock award will have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive dividends; provided, however, the Committee may require that any dividends be subject to the same restrictions on vesting as the underlying award. A participant receiving a restricted stock unit will not have voting rights and will accrue dividend equivalents only to the extent provided in the restricted stock unit agreement. The Committee may require that any such dividend equivalents be subject to the same vesting and payment restrictions as on the underlying award.

Each share of restricted stock and each restricted stock unit that may be settled in shares of common stock shall be counted as two shares subject to an award and deducted from the Share Pool. Restricted stock units that may not be settled in shares of common stock will not result in a deduction from the Share Pool.

Performance Shares and Units

A performance share will have an initial value equal to the fair market value of a share on the date of grant. A performance unit will have an initial value that is established by the Committee at the time of grant. In addition to any non-performance terms applicable to the performance share or performance unit, the Committee will set performance goals which, depending on the extent to which they are met, will determine the number or value of the performance shares or units that will be paid out to the participant. The Committee may provide for payment of earned performance shares/units in cash or in shares or in the form of other awards granted under the 2016 Plan which have a fair market value equal to the value of the earned performance shares/units at the close of the applicable performance period. Unless the Committee specifies otherwise, earned performance shares/units will be settled in the form of shares of common stock.

Performance shares/units will not possess voting rights and will accrue dividend equivalents only to the extent provided in the agreement relating to the award and subject to the same restrictions on vesting and payment as the underlying award.

Each performance share that may be settled in shares of common stock shall be counted as two shares subject to an award, based on the number of shares that would be paid under the performance share for achievement of target performance, and deducted from the Share Pool. Each performance unit that may be settled in shares of common stock shall be counted as a number of shares subject to an award, based on two multiplied by the number of shares that would be paid under the performance unit for achievement of target performance, and this number shall be deducted from the Share Pool. In the event that the performance shares or performance units are later settled based on above-target performance, the additional number of shares of common stock corresponding to the above-target performance shall be deducted from the Share Pool at the time of such settlement; in the event that the award is later settled based on below-target performance, the number of shares corresponding to the below-target performance shall be added back to the Share Pool. Performance shares and performance units that may not be settled in shares of common stock will not result in a deduction from the Share Pool.

Other Awards

The Committee will have the authority to grant other forms of equity-based or equity-related awards, not otherwise described herein, that the Committee determines consistent with the purpose of the 2016 Plan and the best interests of the Company. These other awards may provide for cash payments based in whole or in part on the value or future value of shares, for the acquisition or future acquisition of shares, or any combination thereof. Where the value of such an award is based on the difference in the value of a share at different points in time, the grant or exercise price may not be less than 100% of the fair market value of a share on the date of grant. The Committee will determine all terms and conditions of such awards. Other awards that may be settled in shares of common stock shall be counted as two shares subject to an award and deducted from the Share Pool. Other awards that may not be settled in shares of common stock shall not result in a deduction from the Share Pool.

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Performance Measures

For awards under the 2016 Plan that are intended to qualify under the performance-based compensation provisions of Section 162(m), the performance measure or measures to be used for purposes of such awards must be chosen from among the following: earnings, earnings before income taxes, earnings before interest and taxes (EBIT), earnings before interest after taxes (EBIAT); earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest, taxes, depreciation, amortization and rent (EBITDAR), gross margin, operating margin, profit margin, market value added, market share, revenue, revenue growth, return measures (including but not limited to return on equity, return on shareholders’ equity, return on investment, return on assets, return on net assets, return on capital, return on sales, and return on invested capital), profit, economic profit, capitalized economic profit, after-tax profit, net operating profit after tax (NOPAT), pretax profit, cash, cash flow measures (including but not limited to operating cash flow, free cash flow, cash flow return, cash flow per share, and free cash flow per share), earnings per share (EPS), net earnings, operating earnings, segment income, economic value added, net income, net income from continuing operations available to common shareholders excluding special items, operating income, adjusted operating income, assets, sales, net sales, sales volume, sales growth, net sales growth, debt/capital ratio, return on total capital, cost, cost control, expense targets or ratios, operating expenses, adjusted operating expenses, improvement in or attainment of expense levels, working capital, working capital targets, improvement in or attainment of working capital levels, debt, debt to equity ratio, debt reduction, capital targets, capital expenditures, price/earnings growth ratio, corporate value measures (such as compliance, safety and personnel matters), acquisitions, dispositions, projects or other specific events, transactions or strategic milestones, the Company’s common stock price (and stock price appreciation of a public stock index or the appreciation among members of a peer group determined by the Committee); total shareholder return, and book value per share.

All criteria may be measured on a generally accepted accounting principles (“GAAP”) basis, adjusted GAAP basis, or non-GAAP basis.

Any performance measure for an award may be described in terms of Company-wide objectives or objectives that are related to a specific division, subsidiary, employer, department, region, or function in which the participant is employed or as some combination of these (as alternatives or otherwise). A performance objective may be measured on an absolute basis or relative to a pre-established target, results for a previous year, the performance of other corporations (or a peer group determined by the Committee that may include non-corporate entities), or a stock market or other index. The Committee will specify the period over which the performance goals for a particular award will be measured. The Committee may also establish other performance measures for awards granted to participants that are not intended to qualify for the performance-based compensation exception from Section 162(m).

The Committee will determine whether the applicable performance goals have been met with respect to a particular award and, if they have, the Committee must so certify in writing and ascertain the amount payable under the award. In determining whether any performance objective has been satisfied, the Committee is authorized to exclude any or all items that are unusual or infrequently occurring, changes in tax laws or regulations or accounting procedures, mergers, acquisitions and divestitures, or any other factors as the Committee may determine; provided that, in the case of awards that are intended to qualify under the performance-based compensation exception from the deductibility limitations of Section 162(m), such exclusions and adjustments may only apply to the extent the Committee specifies in writing (not later than the time performance objectives are required to be established) which exclusions and adjustments the Committee will apply to determine whether a performance objective has been satisfied.

The Committee may exercise negative discretion to reduce any award as it determines appropriate. In the event that the Committee determines that it is advisable to grant awards which are not intended to qualify for the performance-based compensation exception from the deductibility limitations of Section 162(m), the Committee may make such grants without satisfying the requirements of Section 162(m).

Change in Control

The Committee may, in its sole discretion and in such manner as it may from time to time prescribe (including, but not by way of limitation, in granting an award or in an individual employment agreement, severance plan or individual severance agreement), provide that a participant shall be eligible for a full or prorated award in the event that both a change in control and a cessation of the participant’s service relationship with the Company occurs or if the surviving entity in such change in control does not assume or replace the Award in the change in control.

With respect to awards that are subject to performance objectives, the Committee may, in its sole discretion, provide that any such full or prorated award will be paid prior to when any or all such performance objectives are certified (or without regard to whether they are certified) or may make necessary and appropriate adjustments in the performance objectives.

Clawback and Cancellation Policies

Awards under the 2016 Plan are subject to any clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any clawback or similar policy that may be adopted or any applicable law related to such actions, as may be in effect from time to time, including clawback policies that may be adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

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Detrimental Activity

The Committee may also provide in the applicable award agreement that if a participant engages in any “detrimental activity” (as defined below or in the applicable award agreement), the Committee may, notwithstanding any other provision in the 2016 Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised, unpaid or deferred award as of the first date the participant engages in such detrimental activity, unless sooner terminated by operation of another term of 2016 Plan or any other agreement. “Detrimental Activity” means any of the following, as determined by the Committee in good faith: (i) the violation of any agreement between the Company and the participant relating to the disclosure of confidential information or trade secrets, the solicitation of employees, customers, suppliers, licensees, licensors or contractors, or the performance of competitive services; (ii) conduct that constitutes “cause” (as defined in the 2016 Plan), whether or not the participant’s employment is terminated for “cause”; (iii) making, or causing or attempting to cause any other person to make, any statement, either written or oral, or conveying any information about the Company which is disparaging or which in any way reflects negatively upon the Company; (iv) improperly disclosing or otherwise misusing any confidential information regarding the Company; or (v) the refusal or failure of a participant to provide, upon the request of the Company, a certification, in a form satisfactory to the Company, that he or she is in full compliance with the terms and conditions of the 2016 Plan; provided, that the Committee may provide in the award agreement that only certain of the restrictions provided above apply for purposes of the applicable award agreement.

Transferability

Awards generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, except in the event of a participant’s death to his or her beneficiary, or by will or the laws of descent and distribution, and each option or stock appreciation right may be exercisable only by the participant during his or her lifetime. Any transfer that is permitted of an award under the 2016 Plan must be made without payment of consideration.

Amendment and Termination

The Committee or the Board of Directors may amend or terminate the 2016 Plan in whole or in part at any time, but the amendment or termination cannot materially adversely affect any rights or obligations with respect to an award previously granted without the affected participant’s written consent or the right to make such adverse amendment is clearly reserved in the 2016 Plan or the applicable award agreement. The Company must obtain the approval of the shareholders before amending the 2016 Plan to the extent required by Section 162(m) or Section 422 of the Code or the rules of the NYSE or other applicable law.

The Committee may amend an outstanding award agreement in a manner not inconsistent with the terms of the 2016 Plan, but the amendment will not be effective without the participant’s written consent if, except as otherwise provided in the 2016 Plan, the amendment is adverse to the participant. The Committee cannot amend outstanding awards, without shareholder approval, to reduce the exercise price of outstanding awards, or cancel outstanding options or stock appreciation rights in exchange for cash, another award or stock option or stock appreciation right with an option exercise price or stock appreciation right price that is less than the option exercise price or stock appreciation right price of the original stock option or stock appreciation right.

Federal Income Tax Consequences

The following is a summary of the general federal income tax consequences to our Company and to U.S. taxpayers of awards granted under the 2016 Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

Incentive Stock Options. A participant does not recognize taxable income upon the grant or upon the exercise of an ISO (although the exercise of an ISO may in some cases trigger liability for the alternative minimum tax). Upon the sale of ISO shares, the participant recognizes income in an amount equal to the excess, if any, of the fair market value of those shares on the date of sale over the exercise price of the ISO shares. The income is taxed at the long-term capital gains rate if the participant has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise; and the Company is not entitled to a federal income tax deduction. ISO holding period requirements are waived when a participant dies. If a participant sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the participant recognizes ordinary income to the extent of the lesser of: (a) the gain realized upon the sale; or (b) the excess of the fair market value of the shares on the date of exercise over the exercise price. Any additional gain is treated as long-term or short-term capital gain depending upon how long the participant has held the ISO shares prior to disposition. In the year of any such disposition, the Company will receive a federal income tax deduction in an amount equal to the ordinary income that the participant recognizes, if any, as a result of the disposition.

Nonqualified Stock Options. A participant does not recognize taxable income upon the grant of an NQSO. Upon the exercise of such a stock option, the participant recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NQSO on the date of exercise exceeds the exercise price. The Company will receive an income tax deduction in an amount equal to the ordinary income that the participant recognizes upon the exercise of the stock option.

Restricted Stock. A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (a) freely transferable or (b) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares. A participant may make an election under Internal Revenue Code Section 83(b) to recognize income at the time of grant of restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award. The Company will receive a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

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Restricted Stock Units. A participant who receives an award of restricted stock units will recognize ordinary income equal to the amount of cash and the fair market value of any shares at the time of vesting. The Company will receive an income tax deduction in an amount equal to the ordinary income that the participant recognizes.

Stock Appreciation Rights. A participant who exercises a stock appreciation right will recognize ordinary income upon the exercise equal to the amount of cash and the fair market value of any shares received as a result of the exercise. The Company will receive an income tax deduction in an amount equal to the ordinary income that the participant recognizes upon the exercise of the stock appreciation right.

Performance Units, Performance Shares and Other Awards. In the case of an award of performance unit awards, performance share awards, or other stock-based awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment. In that taxable year, the Company would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Section 409A. Section 409A of the Internal Revenue Code provides special tax rules applicable to programs that provide for a deferral of compensation. Failure to comply with those requirements will result in accelerated recognition of income for tax purposes along with an additional tax equal to 20% of the amount included in income, and interest on deemed underpayments in certain circumstances. While certain awards under the 2016 Plan could be subject to Section 409A, the 2016 Plan has been drafted to comply with the requirements of Section 409A, where applicable.

Section 162(m) Limitations. Special rules under Internal Revenue Code Section 162(m) limit the deductibility of compensation paid to our Chief Executive Officer and to each of our three other most highly compensated executive officers (other than the Chief Financial Officer) named in the summary compensation table, provided that the executive officer is employed by us as an executive officer as of the end of that year. Under Section 162(m), the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1,000,000. However, we can preserve the deductibility of compensation related to the exercise of stock options or stock appreciation rights or the vesting of performance-based equity awards if certain conditions of Section 162(m) are met, including shareholder approval of the 2016 Plan with set limits on the number of such awards that any person may receive in a given period. Preserving the deductibility of performance-based equity awards also requires shareholder approval of the 2016 Plan with respect to certain key terms of performance related equity awards, as described in further detail above. The 2016 Plan has been designed to permit the board of directors to grant stock options, stock appreciation rights and performance-based equity awards that satisfy the conditions of Section 162(m). Approval of the 2016 Plan by the shareholders is also an approval of the individual limits and the performance goals set forth in the 2016 Plan.

New Plan Benefits

It is not possible to determine the specific amounts and types of awards that may be awarded in the future under the 2016 Plan because the grant and actual pay-out of awards under the 2016 Plan are subject to the discretion of the Committee. No awards have been granted under the 2016 Plan as of April 4, 2017.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE MILLER INDUSTRIES, INC. 2016 STOCK INCENTIVE PLAN.

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ACCOUNTING MATTERS

Audit Committee Report

The Company’s Audit Committee is comprised of three independent members, as required by applicable listing standards of the NYSE. The Audit Committee acts pursuant to a written Charter, which was amended and restated by the Board of Directors in March 2014. The Company’s management is responsible for its internal accounting controls and the financial reporting process. The Company’s independent registered public accountants, Elliott Davis Decosimo, LLC, is responsible for performing an independent audit of the Company’s consolidated financial statements and an audit of the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (U.S.) (PCAOB) and issuing reports with respect to these matters, including expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes.

In keeping with that responsibility, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and the independent registered public accountants. In addition, the Audit Committee has discussed with the Company’s independent registered public accountants the matters required to be discussed by Auditing Standard No. 16, Communication with Audit Committees, issued by the PCAOB, and such other matters as the committee and the auditors are required to discuss under auditing standards generally accepted in the United States. In addition, the Audit Committee has received the written disclosures from the independent registered public accountants required by applicable requirements of the PCAOB regarding the independent registered public accountants communications with the Audit Committee concerning independence, and has discussed with the independent registered public accountants their independence. The Audit Committee has also considered whether the provision of non-audit services by the independent registered public accountants is compatible with maintaining such accountants’ independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the PCAOB, that the consolidated financial statements are presented in accordance with generally accepted accounting principles, or that the Company’s independent registered public accountants are in fact “independent.”

Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

This report is respectfully submitted by the Audit Committee of the Board of Directors.

Audit Committee
Richard H. Roberts, Chairman
Theodore H. Ashford, III
A. Russell Chandler, III

Independent Registered Public Accountants

General

Elliott Davis Decosimo, LLC (“Elliott Davis”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016, has been appointed by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Representatives of Elliott Davis are expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should they desire to do so.

On January 9, 2015, the Company was informed by its independent registered public accounting firm, Joseph Decosimo and Company, PLLC (“Decosimo”), that its business had been acquired by Elliott Davis effective January 1, 2015 (the “Acquisition”). As a result of the Acquisition, Decosimo requested the Company’s consent to the assignment of Decosimo’s engagement letter with the Company dated April 29, 2014 to Elliott Davis. On January 14, 2015, the Audit Committee of the Company’s Board of Directors approved the assignment of Decosimo’s engagement as the Company’s independent registered public accounting firm and the resulting engagement of Elliott Davis as the Company’s independent registered public accounting firm. As previously disclosed on a Current Report on Form 8-K filed by the Company on January 14, 2015, the acquisition of Decosimo’s business by Elliott Davis may be considered to constitute a resignation by Decosimo as the Company’s independent registered public accounting firm.

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The audit report of Decosimo regarding the Company’s financial statements for the fiscal year ended December 31, 2013 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During 2013 and 2014 and through the date of the Company’s engagement of Elliott Davis in 2015, there were no disagreements between the Company and Decosimo on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Decosimo would have caused it to make reference to the subject matter of the disagreements in connection with its reports on such periods. During 2013 and 2014 and through the date of the Company’s engagement of Elliott Davis in 2015, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

Prior to engaging Elliott Davis, the Company did not consult with Elliott Davis with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Elliott Davis concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company requested and received a letter from Decosimo, dated January 14, 2015, addressed to the SEC stating that Decosimo agrees with the above disclosures. A copy of such letter is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 14, 2015.

Audit Fees

Elliott Davis billed fees of $296,675 for 2016 and $287,000 for 2015 for professional services rendered for the audit of the Company’s consolidated financial statements included within the Company’s Form 10-K, and review of interim consolidated financial statements included within Form 10-Qs during such periods, and for the audit of the Company’s internal control over financial reporting.

Audit-Related Fees

Elliott Davis did not perform any, or bill the Company for, assurance and related services related to the performance of the audit and review of financial statements for 2016 or 2015.

Tax Fees

Elliott Davis billed fees of $91,165 and $96,074 for tax services for 2016 and 2015, respectively.

All Other Fees

Elliott Davis did not perform or bill the Company for any other services during 2016 or 2015.

Approval of Audit and Non-Audit Services

The Audit Committee of the Board of Directors pre-approves all audit and non-audit services performed by the Company’s independent registered public accountant. The Audit Committee specifically approves the annual audit services engagement. Certain non-audit services that are permitted under the federal securities laws may be approved from time to time by the Audit Committee.

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CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. A current copy of the Code is available on the Company’s website at www.millerind.com through the “Investor Relations” link. A copy of the Code can also be obtained upon request from the Company’s Corporate Secretary.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth aggregate information as of December 31, 2016 about all of the Company’s compensation plans, including individual compensation arrangements, under which the Company’s equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	37,500	(1)	$5.49	(1)	85,816	(2)
Equity compensation plans not approved by security holders	–		–		–

(1)	Includes only options outstanding under the Company’s 2005 Equity Incentive Plan, which expired on April 27, 2015. This amount does not include shares of Common Stock issued to non-employee directors under the 2013 Non-Employee Director Stock Plan, which shares of Common Stock are fully vested upon issuance.

(2)	Includes only shares of Common Stock remaining available for future issuance under the 2013 Non-Employee Director Stock Plan as of December 31, 2016. An additional 3,630 shares and 2,292 shares of Common Stock were issued to non-employee directors on January 1, 2017 and March 17, 2017, respectively, pursuant to the 2013 Non-Employee Director Stock Plan.

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COMPLIANCE WITH SECTION 16(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission, the NYSE and the Company. Based solely on a review of the written statements and copies of such reports furnished to the Company by its executive officers and directors, the Company believes that, during 2016, all Section 16(a) filing requirements were met.

OTHER MATTERS

Deadline for Shareholder Proposals for 2018 Annual Meeting

Any proposal intended to be presented for action at the 2018 annual meeting of shareholders by any shareholder of the Company must be received by the Secretary of the Company not later than December 20, 2017 in order for such proposal to be considered for inclusion in the Company’s proxy statement and proxy relating to that meeting. Any such shareholder proposal must meet all the requirements for such inclusion established by the Securities and Exchange Commission in effect at the time.

In addition, any proposal intended to be presented for action at the 2018 annual meeting of shareholders (other than a proposal submitted for inclusion in the Company’s proxy statement and proxy) by any shareholder of the Company must be received by the Secretary of the Company no later than 90 nor more than 120 days before that annual meeting (which deadline is currently expected to be between January 27, 2018 and February 26, 2018) in the case of a nomination for director, and no later than 60 days prior to that annual meeting (which deadline currently is expected to be March 28, 2018) in the case of any other proposal, otherwise such proposal will not be considered at the 2018 annual meeting of shareholders.

Expenses of Solicitation

The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing this proxy statement. The Company’s executive officers or employees, who will not receive compensation for their services other than their regular salaries, may solicit proxies personally or by telephone. The Company does not anticipate paying any other compensation to any other party for solicitation of proxies, but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners.

A COPY OF THE COMPANY’S ANNUAL REPORT TO SHAREHOLDERS FOR 2016 IS ENCLOSED WITH THIS PROXY STATEMENT. COPIES OF EXHIBITS FILED WITH THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2016 AND OTHER REPORTS OF THE COMPANY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE UPON WRITTEN REQUEST AT NO COST TO THE REQUESTING SHAREHOLDER. REQUESTS SHOULD BE MADE IN WRITING TO FRANK MADONIA, EXECUTIVE VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL, MILLER INDUSTRIES, INC., 8503 HILLTOP DRIVE, OOLTEWAH, TENNESSEE 37363.

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ANNEX A

2016 STOCK INCENTIVE PLAN

A-i-

Table of Contents

(continued)

A-ii-

Table of Contents

(continued)

A-iii-

MILLER INDUSTRIES, INC.

2016 STOCK INCENTIVE PLAN

ARTICLE 1 - GENERAL PROVISIONS

1.1         Establishment of Plan. Miller Industries, Inc., a Tennessee corporation (the “Company”), hereby establishes an incentive compensation plan known as the “Miller Industries, Inc. 2016 Stock Incentive Plan” (the “Plan”), as set forth in this document.

1.2         Purposes of Plan. The objectives of the Plan are to promote the long-term growth and profitability of the Company and its subsidiaries and strengthen its ability to (i) attract, retain and incentivize employees, directors, consultants, advisors and other persons who perform services at a high level for the Company; (ii) provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates; and (iii) align the long-term financial interests of employees and other Eligible Participants (as defined below) with those of the Company’s shareholders.

1.3         Types of Awards. Awards under the Plan may be made to Eligible Participants in the form of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Awards, Performance Shares, Performance Units, Other Awards, or any combination of these.

1.4         Effective Date. The Plan shall be effective on August 1, 2016, the date it was approved by the Board of Directors of the Company (the “Effective Date”), subject to approval by the Company’s shareholders within the 12-month period immediately thereafter.

1.5         Duration of the Plan. The Plan shall commence on the Effective Date. Unless the Plan is sooner amended or terminated in accordance with Article 14, the Plan shall remain in effect until all Awards under the Plan have been satisfied by the issuance of Shares or payment of cash or have expired or otherwise terminated, but no Awards shall be granted on or after the tenth (10th) anniversary of the Effective Date.

ARTICLE 2 - DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1         “Agreement” means the written or electronic agreement evidencing an Award granted to a Participant under the Plan. As determined by the Committee, each Agreement shall consist of either (i) a written agreement in a form approved by the Committee and executed on behalf of the Company by an officer duly authorized to act on its behalf, or (ii) an electronic notice of Award in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking Awards, and if required by the Committee, executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company (other than the particular Award recipient) to execute any or all Agreements on behalf the Company.

2.2         “Award” means an award granted to a Participant under the Plan that is an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Award, Performance Share, Performance Unit or combination of these.

2.3         “Board” means the Board of Directors of the Company.

2.4         “Cause” means, unless provided otherwise in the Agreement, (i) with respect to the Company or any Employer, the commission by the Participant of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction); (ii) the willful engaging by the Participant in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company or any Employer, monetarily or otherwise; or (iii) the willful and continued failure or habitual neglect by the Participant to follow the reasonable and lawful directions of the Board or of the Participant’s supervisor or to perform his duties with the Company or the Employer substantially in accordance with the operating and personnel policies and procedures of the Company or the Employer generally applicable to all their employees. For purposes of this Plan, no act or failure to act by the Participant shall be deemed to be “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company and/or the Employer. “Cause” under either (i), (ii) or (iii) shall be determined by the Committee in its sole discretion. Notwithstanding the foregoing, if the Participant has entered into an employment agreement with the Company that is binding as of the date of employment termination, and if such employment agreement defines “Cause,” then the definition of “Cause” in such agreement shall apply to the Participant in this Plan.

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2.5          “Change in Control” means the occurrence of any of the following events:

(a) if any Person, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more (the “CIC Percentage”) of the combined voting power of the Company’s then-outstanding securities; provided, however, that if such Person first obtains the approval of the Board to acquire the CIC Percentage, then no Change in Control shall be deemed to have occurred; or

(b) if any Person, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company’s then-outstanding securities, whether or not the Board shall have first given its approval to such acquisition; or

(c) the date a majority of members of the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board before the date of the appointment or election; or

(d) the consummation of a merger or consolidation of the Company with any other corporation; provided, however, a Change in Control shall not be deemed to have occurred: (i) if such merger or consolidation would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) either directly or indirectly more than 50% of the combined voting power of the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the directors of the Company prior to such merger or consolidation constitute at least a majority of the Board of the Company or the entity that directly or indirectly controls the Company after such merger or consolidation; or

(e) the sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an Exempt Person.

Provided, however, with respect to any Award subject to Code Section 409A, a Change in Control shall not be deemed to occur unless the transaction also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined in Code Section 409A(a)(2)(A)(v) and the regulations promulgated thereunder.

2.6          “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended from time to time. Any reference to a particular section of the Code includes any applicable regulations promulgated under that section. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

2.7          “Committee” means the Compensation Committee of the Board or such other committee consisting of two or more members of the Board as may be appointed by the Board from time to time to administer this Plan pursuant to Article 3. If the Common Stock is traded on the NYSE or the NASDAQ, all of the members of the Committee shall be independent directors within the meaning of the NYSE’s or NASDAQ’s listing standards (as applicable). If any member of the Committee does not qualify as (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Code Section 162(m), the Board shall appoint a subcommittee of the Committee, consisting of at least two non-employee directors, to grant Awards to Covered Employees and to Insiders; each member of such subcommittee shall satisfy the requirements of (i) and (ii) above. Alternatively, the Board may appoint two separate subcommittees of the Committee, with one consisting of at least two Directors who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act (which shall have authority to approve Awards to Insiders for purposes of Exchange Act section 16(a)), and one consisting of at least two Directors who are “outside directors” within the meaning of Code Section 162(m) (which shall have authority with respect to the performance terms in Awards to Covered Employees as necessary to comply with the Section 162(m) Exception). References to the Committee in the Plan shall include and, as appropriate, apply to any such subcommittee.

2.8          “Company” means Miller Industries, Inc., a Tennessee corporation, and its successors and assigns.

2.9          “Covered Employee” means a Participant whom the Committee determines is or may be subject to the limitations of Code Section 162(m).

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2.10        “Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company or any Employer shall not be considered a Director for purposes of grants of Awards under the Plan, but instead shall be considered an employee for purposes of grants of Awards under the Plan.

2.11        “Disability” means (i) with respect to any Incentive Stock Option, a disability as determined under Code Section 22(e)(3), and (ii) with respect to any other Award, unless provided otherwise in an Agreement (in which case such definition shall apply for purposes of the Plan with respect to that particular Award), (A) with respect to a Participant who is eligible to participate in a program of long-term disability insurance maintained by the Employer, the date on which the insurer or administrator under such program of long-term disability insurance determines that the Participant is eligible to commence benefits under such program, and (B) with respect to any other Participant, a physical or mental condition resulting from any medically determinable physical or mental impairment that renders such Participant incapable of engaging in any substantial gainful employment and that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than three hundred sixty-five (365) Days. For purposes of clause (i) and clause (ii)(B) above, the existence of a Disability shall be determined by the Committee in accordance with uniform principles consistently applied, upon the basis of such evidence as the Committee deems necessary and desirable, and its good faith determination shall be conclusive for all purposes of this Plan and the relevant Agreement. For purposes of clause (i) and clause (ii) above, the date upon which a Participant ceases to be employed by reason of Disability shall be determined by the Committee in accordance with uniform principles consistently applied, upon the basis of such evidence as the Committee deems necessary and desirable, and its good faith determination shall be conclusive for all purposes of this Plan and the relevant Agreement.

2.12        “Effective Date” shall have the meaning ascribed to such term in Section 1.4 hereof.

2.13        “Eligible Participant” means an employee of the Employer (including an officer) as well as any other natural person, including a Director or proposed Director and a consultant or advisor who provides bona fide services to the Employer not in connection with the offer or sale of securities in a capital-raising transaction, subject to limitations as may be provided by the Code, the Exchange Act or the Committee, as shall be determined by the Committee.

2.14        “Employer” means the Company and any entity controlled by the Company, controlling the Company or under common control with the Company, including any entity during any period that it is a “parent corporation” or a “subsidiary corporation” with respect to the Company within the meaning of Code Sections 424(e) and 424(f). With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company shall be authorized to act on behalf of all other entities included within the definition of “Employer.”

2.15        “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Exchange Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.16        “Exempt Person” means an employee benefit plan of the Company or an Affiliate or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company or an Affiliate.

2.17        “Fair Market Value” means the fair market value of a Share, as determined in good faith by the Committee; provided, however, that

(a)         if the Common Stock is listed for trading on the NYSE or another national securities exchange, the closing sale price of a Share on such date, as reported by the NYSE or such other exchange or such other source as the Committee deems reliable, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

(b)         if the Common Stock is not listed for trading on a national securities exchange but nevertheless is publicly traded and reported (through the OTC Bulletin Board or otherwise), the closing sale price of a Share on such date, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale; or

(c)         if the Common Stock is not publicly traded and reported, the fair market value as determined by the Committee, in good faith and in accordance with uniform principles consistently applied.

If the Common Stock is not traded on the NYSE but is traded on more than one other securities exchange on the given date, then the largest exchange on which the Common Stock is traded shall be referenced to determine Fair Market Value.

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Notwithstanding the foregoing but subject to the next paragraph, if the Committee determines in its discretion that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement or payout of any Award, it may specify such alternative definition in the Agreement applicable to the Award. Such alternative definition may include a price that is based on the opening, actual, high, low, or average selling prices of a Share on the NYSE or other securities exchange on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading days.

Notwithstanding the foregoing, (i) in the case of an Option or SAR, Fair Market Value shall be determined in accordance with a definition of fair market value that permits the Award to be exempt from Code Section 409A; and (ii) in the case of an Option that is intended to qualify as an ISO under Code Section 422 or an Award that is intended to qualify for the Section 162(m) Exception, Fair Market Value shall be determined by the Committee in accordance with the requirements of Code Section 422 or Code Section 162(m), as applicable.

2.18         “General Award” means an Award that is not a Qualified Performance-Based Award.

2.19         “Incentive Stock Option” or “ISO” means an Option granted to an Eligible Participant under Article 5 of the Plan that is intended to meet the requirements of Section 422 of the Code.

2.20         “Insider” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Act.

2.21         “Listing Standards” means the listing standards of any exchange or self-regulatory organization which lists or quotes the securities of the Company.

2.22         “Negative Discretion” means the absolute and unrestricted discretion that the Committee may exercise to reduce, but not increase, the amount that otherwise would be payable pursuant to an Award in connection with the attainment of a performance objective under the Award for any reason, including but not limited to the Committee’s determination that the performance objective has become an inappropriate measure of achievement, a change in the employment status, position or duties of the Participant, or unsatisfactory performance of the Participant. It is expressly permissible to reduce the amount otherwise payable pursuant to a performance-based Award to zero.

2.23         “Nonqualified Stock Option” or “NQSO” means an Option granted to an Eligible Participant under Article 5 of the Plan that is not intended or otherwise fails to meet the requirements of Section 422 of the Code.

2.24         “NYSE” means the New York Stock Exchange or its successor.

2.25         “Option” means an Incentive Stock Option or a Nonqualified Stock Option. An Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

2.26         “Option Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27         “Other Award” means any form of equity-based or equity-related award, other than an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Performance Share or a Performance Unit, that is granted pursuant to Article 9.

2.28         “Other Company Securities” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

2.29         “Participant” means an Eligible Participant to whom an Award has been granted.

2.30         “Performance Measures” means the performance measures set forth in Article 9, which are used for performance-based Awards to Covered Employees.

2.31         “Performance Share” means an Award under Article 8 of the Plan that is valued by reference to a Share, which value may be paid to the Participant (by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof), upon achievement of such performance objectives during the relevant performance period as the Committee shall establish at the time of such Award or thereafter, but not later than the time permitted by Section 162(m) of the Code in the case of a Covered Employee, unless the Committee does not intend for such Award to be a Qualified Performance-Based Award.

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2.32         “Performance Unit” means an Award under Article 8 of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant performance period as the Committee shall establish at the time of such Award or thereafter, but not later than the time permitted by Code Section 162(m) in the case of a Covered Employee, unless the Committee determines not to comply with Code Section 162(m).

2.33         “Permitted Transferee” means any members of the immediate family of the Participant (e.g., spouse, parent, sibling, children, grandchildren), any trusts for the benefit of such family members or any partnerships whose only partners are such family members.

2.34         “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.35         “Plan” means this Miller Industries, Inc. 2016 Stock Incentive Plan, as amended from time to time.

2.36         “Restricted Stock” means an Award of Shares under Article 7 of the Plan, which Shares are issued with such restriction(s) as the Committee, in its sole discretion, may impose.

2.37         “Restricted Stock Unit” or “RSU” means an Award under Article 7 of the Plan that is valued by reference to a Share, which value may be paid to the Participant by delivery of Common Stock, cash or other property as the Committee shall determine and that has such restrictions as the Committee, in its sole discretion, may impose.

2.38         “Restriction Period” means the period commencing on the date an Award of Restricted Stock or an RSU is granted and ending on such date as the Committee shall determine, during which time the Award is subject to forfeiture as provided in the Agreement.

2.39         “Section 162(m) Exception” means the performance-based compensation exception to the deductibility limitation of Code Section 162(m).

2.40         “Section 409A Award” means an Award that is not exempt from Code Section 409A.

2.41         “Share” mean a share of Common Stock of the Company, as such Share may be adjusted pursuant to the provisions of Section 4.3 of the Plan.

2.42         “Share Pool” shall have the meaning ascribed to such term in Section 4.1

2.43         “Stock Appreciation Right” or “SAR” means an Award granted under Article 6 which provides for an amount payable in Shares and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a Share on the day the Stock Appreciation Right is exercised over the specified purchase price.

2.44         “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof are owned directly or indirectly by the Company. With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company and the Committee shall be authorized to act on behalf of all other entities included within the definition of “Subsidiary.”

2.45         “Stock Award” means a grant of Shares under Article 7 that is not generally subject to restrictions and pursuant to which a certificate for the Shares is transferred to or registered in the name of, the Participant.

ARTICLE 3 - ADMINISTRATION

3.1          General. This Plan shall be administered by the Committee. The Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate.

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3.2          Authority of the Committee.

(a)         Subject to the other provisions of the Plan, the Committee shall have the full and discretionary authority to (i) select persons eligible to participate in the Plan and to receive one or more Awards under the Plan, (ii) determine the form and substance of Awards made under the Plan to each Participant, and the conditions and restrictions, if any, subject to which such Awards will be made, (iii) modify the terms of Awards made under the Plan, (iv) interpret, construe and administer the Plan and Awards granted hereunder, (v) make any adjustments necessary or desirable in connection with Awards made under the Plan to eligible Participants located outside the United States, (vi) adopt, amend, or rescind such rules, regulations and procedures, and make such other determinations, for carrying out the Plan as it may deem appropriate, and

(b)         The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

(c)         In the event the Company shall assume outstanding equity awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem equitable and appropriate to prevent dilution or enlargement of benefits intended to be made under the Plan.

(d)         All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be in the Committee’s sole discretion and shall be conclusive, final and binding upon all parties, including the Company, its shareholders, Participants, Eligible Participants and their estates, beneficiaries and successors.

(e)         In making any determination or in taking or not taking any action under the Plan, the Committee may obtain and may rely on the advice of experts, including but not limited to employees of the Company and professional advisors.

3.3          Participation Outside of the United States. The Committee or its designee shall have the authority to amend the Plan (including by the adoption of appendices or subplans) and/or the terms and conditions relating to an Award to the extent necessary to permit participation in the Plan by eligible individuals who are located outside of the United States on terms and conditions comparable to those afforded to eligible individuals located within the United States.

3.4          Delegation of Authority. The Committee may, in its discretion, at any time and from time to time, delegate to one or more of its members such of its authority as it deems appropriate (provided that any such delegation shall be to at least two members of the Committee with respect to Awards to Covered Employees and Insiders, including to a Section 162(m) Subcommittee described in Section 10.2(c)). Except with respect to the grant or amendment of Qualified Performance-Based Awards, the Committee may, at any time and from time to time, delegate to one or more other members of the Board such of its authority as it deems appropriate. To the extent permitted by law and applicable stock exchange rules, the Committee may also delegate its authority to one or more persons who are not members of the Board, except that no such delegation will be permitted with respect to Covered Employees and Insiders.

3.5          Award Agreements. Each Award granted under the Plan shall be evidenced by an Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment. A copy of such Agreement shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign (or otherwise acknowledge receipt of) a copy of the Agreement or a copy of a notice of grant. Each Participant may be required, as a condition to receiving an Award under this Plan, to enter into an agreement with the Company containing such non-compete, confidentiality, and/or non-solicitation provisions as the Committee may adopt and approve from time to time (as so modified or amended, the “Non-Compete Agreement”). The provisions of the Non-Compete Agreement may also be included in, or incorporated by reference in, the Agreement.

3.6          Indemnification. No member or former member of the Committee or the Board or person to whom the Committee has delegated responsibility under the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. The Company shall indemnify and hold harmless each member and former member of the Committee and the Board against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan, unless arising out of such member’s or former member’s own willful misconduct, fraud, bad faith or as expressly prohibited by statute. Such indemnification shall be in addition (without duplication) to any rights to indemnification or insurance the member or former member may have as a director or under the by-laws of the Company or otherwise.

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ARTICLE 4 - SHARES SUBJECT TO THE PLAN

4.1          Number of Shares.

(a)         Subject to adjustment as provided in (b) below and in Section 4.3, the aggregate number of Shares that are available for issuance pursuant to Awards under the Plan is (i) Eight Hundred Thousand (800,000) Shares, All of the Shares available for issuance under the Plan may be issued pursuant to Incentive Stock Options. If Awards are granted in substitution or assumption of awards of an entity acquired, by merger or otherwise, by the Company (or any Subsidiary), to the extent such grant shall not be inconsistent with the terms, limitations and conditions of Code Section 422, Exchange Act Rule 16b-3 or applicable NYSE rules, the number of shares subject to such substitute or assumed Awards shall not increase or decrease the Share Pool.

All shares authorized for issuance under the Plan shall be made available from shares currently authorized but unissued or shares currently held (or subsequently acquired) by the Company as treasury shares, including shares purchased in the open market or in private transactions.

(b)         The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

(i)         Each Option shall be counted as one share subject to an Award and deducted from the Share Pool.

(ii)         Each share of Restricted Stock, each RSU that may be settled in Shares, and each Other Award that may be settled in Shares shall be counted as 2.0 Shares subject to an Award and deducted from the Share Pool. RSUs and Other Awards that may not be settled in Shares shall not result in a deduction from the Share Pool.

(iii)         Each Performance Share that may be settled in Shares shall be counted as 2.0 Shares subject to an Award, based on the number of shares that would be paid under the Performance Share for achievement of target performance, and deducted from the Share Pool. Each Performance Unit that may be settled in Shares shall be counted as a number of shares subject to an Award, based on 2.0 multiplied by the number of shares that would be paid under the Performance Unit for achievement of target performance, with the number determined by dividing the value of the Performance Unit at the time of grant by the Fair Market Value of a Share at the time of grant, and this number shall be deducted from the Share Pool. In both cases, in the event that the Award is later settled based on above-target performance, the number of Shares corresponding to the above-target performance, calculated pursuant to the applicable methodology specified above, shall be deducted from the Share Pool at the time of such settlement; in the event that the Award is later settled upon below-target performance, the number of Shares corresponding to the below-target performance, calculated pursuant to the applicable methodology specified above, shall be added back to the Share Pool. Performance Shares and Performance Units that may not be settled in Shares shall not result in a deduction from the Share Pool.

(iv)         Each SAR that may be settled in Shares shall be counted as one share subject to an Award and deducted from the Share Pool. SARs that may not be settled in Shares shall not result in a reduction from the Share Pool.

(v)         If, for any reason, any shares subject to an Award under the Plan are not issued or are returned to the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or a Restricted Stock Unit, or the termination, expiration or cancellation of an Option, Stock Appreciation Right, Restricted Stock, RSU, Performance Share, Performance Unit, or Other Award, or settlement of any Award in cash rather than shares, such shares shall again be available for Awards under the Plan and shall be added to the Share Pool. Any addition to the Share Pool pursuant to this paragraph shall be adjusted by the factor specified above with respect to the type of Award pursuant to which the shares were derived.

(vi)         Notwithstanding anything to contrary contained herein, if the Option Exercise Price, SAR exercise price and/or tax withholding obligation under an Option or SAR is satisfied by the Company retaining shares or by the Participant tendering shares (either by actual delivery or attestation), the number of shares so retained or tendered shall be deemed delivered for purposes of determining the Share Pool and shall not be available for further Awards under the Plan. To the extent an SAR that may be settled in Shares is, in fact, settled in Shares, the gross number of shares subject to such SAR shall be deemed delivered for purposes of determining the Share Pool and shall not be available for further Awards under the Plan. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be added back to the Share Pool.

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4.2          Individual Limits. Except to the extent the Committee determines that an Award to a Covered Employee shall not comply with the performance-based compensation provisions of Section 162(m) of the Code, the following rules shall apply to Awards under the Plan:

(a)         Options and SARs. The maximum number of Shares subject to Options and SARs that, in the aggregate, may be granted in any one calendar year to any one Participant shall be four hundred thousand (400,000) Shares.

(b)         Restricted Stock and RSUs. The maximum aggregate number of Shares of Restricted Stock and RSUs that may be granted in any one calendar year to any one Participant shall be two hundred fifty thousand (250,000) Shares.

(c)         Performance Awards. With respect to Performance Awards that have a specific dollar-value target or are performance units, the maximum aggregate payout (determined as of the end of the applicable performance cycle) with respect to Performance Awards granted in any one calendar year to any one Participant shall be $2,000,000. With respect to Performance Awards that are payable in Shares, the maximum aggregate payout (determined as of the end of the applicable performance cycle) with respect to Performance Awards granted in any calendar year to any one Participant shall be two hundred fifty thousand (250,000) Shares.

The limitations set forth in this Section 4.2 shall not apply to (i) the extent the Committee determines that an Award being granted to a Covered Employee shall not comply with the Section 162(m) Exception (and may be excluded from these limits without adversely affecting the availability of the Section 162(m) Exception for Awards that are intended to comply with the Section 162(m) Exception) and (ii) Awards granted to Employees who are not Covered Employees.

For purposes of the Section 162(m) Exception, any Award that is denominated in Shares may be settled in cash based on the Fair Market Value of the Award as of the applicable vesting or payment date.

4.3          Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to shareholders (other than an ordinary cash dividend) results in the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation (or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares), or a material change in the value of the outstanding shares of Common Stock as a result of the change, transaction or distribution, then the Committee shall make equitable adjustments, as it determines are necessary and appropriate to prevent the enlargement or dilution of benefits intended to be made available under the Plan, in:

(a)         the limitations on the aggregate number and class of stock or other securities that comprise the Share Pool as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;

(b)         the limitations on the aggregate number of Shares that may be awarded to any one single Participant under various Awards as set forth in Section 4.2;

(c)         the number and class of stock or other securities that may be subject to outstanding Awards, and that have not been issued or transferred under an outstanding Award;

(d)         the Option Exercise Price under outstanding Options, the exercise price under outstanding SARs, and the number of Shares to be transferred in settlement of outstanding Awards; and

(e)         the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of Shares

It is intended that, if possible, any adjustment contemplated above shall be made in a manner that satisfies applicable legal requirements as well as applicable requirements with respect to taxation (including, without limitation and as applicable in the circumstances, Code Section 424, Code Section 409A, and Code Section 162(m)) and accounting (so as to not trigger any charge to earnings with respect to such adjustment).

Without limiting the generality of the above, any good faith determination by the Committee as to whether an adjustment is required in the circumstances and the extent and nature of any such adjustment shall be final, conclusive and binding on all persons.

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4.4          Assumed Awards. In the event the Company assumes outstanding equity awards or the right or obligation to make such awards in connection with the acquisition of or merger with another corporation or business entity, the Committee shall make such adjustments in the terms of such assumed or substituted awards under the Plan, including the number of Shares subject to such award and the exercise price, as it shall deem equitable and appropriate to prevent dilution or enlargement of benefits intended to be made available under the Plan. Such assumed or substituted awards will generally not count against the aggregate number of Shares available for issuance of Awards under the Plan, provided in each case that the requirements are met for the exemption for mergers and acquisitions under rules and regulations of the stock exchange or other recognized market or quotation system on which the Shares are principally traded or quoted at the relevant time.

4.5          Maximum Awards to Directors. Notwithstanding any provision in the Plan to the contrary, the aggregate value of all Awards (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) granted to any non-employee Director during any calendar year shall not exceed $200,000.

ARTICLE 5 - STOCK OPTIONS

5.1          Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants; provided that only an employee of the Employer may be granted ISOs. Notwithstanding anything in this Article 5 to the contrary, except for Options that are specifically designated as intended to be subject to Code Section 409A, the Committee may only grant Options to individuals who provide direct services on the date of grant of the Options to the Company or another entity in a chain of entities in which the Company or another such entity has a controlling interest (within the meaning of Treasury Regulation section 1.409A-1(b)(5)(iii)(e)) in each entity in the chain).

5.2          Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated in the Agreement as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be an NQSO. The Committee may provide in the Option Agreement for transfer restrictions, repurchase rights, vesting requirements, acceleration provisions and other rights or limitations on the Option or the Shares to be issued pursuant to the exercise of an Option.

5.3          Option Exercise Price. The per share Option Exercise Price for each Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an Option Exercise Price lower than set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another Option in a manner satisfying the provisions of Code Section 424(a) relating to a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation; provided that the Committee determines that such Option Exercise Price is appropriate to preserve the economic benefit of the replaced award and will not impair the exemption of the Option from Code Section 409A (unless the Committee clearly and expressly foregoes such exemption at the time the Option is granted).

5.4          Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its grant date. If an Agreement does not specify an expiration date, the Option’s expiration date shall be the 10th anniversary of its grant date, provided that the Option may expire earlier as provided in the Agreement or in this Plan.

5.5          Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including, without limitation, conditions related to the employment of or provision of services by the Participant with the Company or any Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control of the Company or upon the occurrence of other events as specified in the Agreement.

5.6          Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares (less any amount previously paid by the Participant to acquire the Option). The Option Exercise Price upon exercise of any Option shall be payable to the Company in United States Dollars, in any of the following manners, to the extent permitted by applicable laws and unless such manner is not permitted by the Committee with respect to some or all Options: (a) in cash, (b) in cash equivalent approved by the Committee, (c) by tendering previously acquired Shares (or delivering a certification or attestation of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price (provided that the tendered Shares must have been held by the Participant for such period required by the Committee), (d)  by having the Company withhold Shares from the Shares acquired upon exercise of the Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price, (e) by a net exercise method, (f) by a cashless exercise method, including a broker-assisted cashless exercise, as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions or (g) by a combination of any of the above methods. The Committee also may allow exercise and payment by any other means that the Committee determines to be consistent with the Plan's purpose and applicable law.

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5.7          Special Rules for ISOs. The following rules apply notwithstanding any other terms of the Plan.

(a) No ISOs may be granted under the Plan on or after the tenth anniversary of the date the Plan is adopted, unless the Company’s shareholders approve an amendment extending the term of the Plan.

(b) In no event shall any Participant who owns (within the meaning of Code Section 424(d)) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent” or “subsidiary” (within the meaning of Code Section 424(e) or (f), respectively) be eligible to receive an ISO (i) at an Option Exercise Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted, or (ii) that is exercisable later than the fifth (5th) anniversary date of its grant date.

(c) The aggregate Fair Market Value of Shares with respect to which incentive stock options (within the meaning of Code Section 422) granted to a Participant are first exercisable in any calendar year under the Plan and all other incentive stock option plans of the Employer shall not exceed One Hundred Thousand Dollars ($100,000). For this purpose, Fair Market Value shall be determined with respect to a particular incentive stock option on the date on which such incentive stock option is granted. In the event that this One Hundred Thousand Dollar ($100,000) limit is exceeded with respect to a Participant, then ISOs granted under this Plan to such Participant shall, to the extent and in the order required by Treasury Regulations under Code Section 422, automatically become NQSOs granted under this Plan.

(d) Solely for purposes of determining the limit on ISOs that may be granted under the Plan, the provisions of Section 4.1 that replenish the Share Pool shall only be applied to the extent permitted by Code Section 422 and the regulations promulgated thereunder.

ARTICLE 6 - STOCK APPRECIATION RIGHTS

6.1          Grant of Stock Appreciation Rights (or SARs). A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Option granted under Article 5 of this Plan or may be granted independently of any Option. A Stock Appreciation Right shall entitle the holder, within the specified period (which may not exceed 10 years), to exercise the SAR and receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share on the exercise date exceeds the specified purchase price (which, unless provided otherwise, shall be the Fair Market Value on the grant date), times the number of Shares with respect to which the SAR is exercised. The Committee may provide in the Agreement for automatic exercise on a certain date, for payment of the proceeds on a certain date, and/or for accelerated vesting and other rights upon the occurrence of a Change in Control or upon the occurrence of other events specified in the Agreement. Notwithstanding anything in this Article 6 to the contrary, except for SARs that are specifically designated as intended to be subject to Code Section 409A, the Committee may only grant SARs to individuals who provide direct services on the date of grant of the SARs to the Company or another entity in a chain of entities in which the Company or another such entity has a controlling interest (within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iii)(e)) in each entity in the chain.

6.2          Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify the exercise price, the duration of the SAR, the number of Shares to which the SAR pertains and such other provisions as the Committee shall determine. Dividend equivalents shall not be paid with respect to SARs.

6.3          Payment. The Committee shall have sole discretion to determine in each Agreement whether the payment with respect to the exercise of an SAR will be in the form of all cash, all Shares, Other Company Securities, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such payment will be in the form of Shares. If payment is to be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of exercise or the date of payment, as applicable. The Committee shall have sole discretion to determine and set forth in the Agreement the timing of any payment made in cash or Shares, or a combination thereof, upon exercise of SARs.

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6.4          Exercise Price. The exercise price for each SAR shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than set forth in the preceding sentence if such SAR is granted pursuant to an assumption or substitution for another SAR in a manner satisfying the provisions of Code Section 424(a) relating to a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation; provided that the Committee determines that such SAR exercise price is appropriate to preserve the economic benefit of the replaced award and will not impair the exemption of the SAR from Code Section 409A (unless the Committee clearly and expressly foregoes such exemption at the time the SAR is granted).

6.5          Exercise of SARs. SARs shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall specify, including conditions related to the employment of the Participant with the Employer or provision of services by the Participant to the Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of events specified in the Agreement.

6.6          Duration of SARs. Each SAR shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary of its grant date. If an Agreement does not specify an expiration date, the SAR’s expiration date shall be the 10th anniversary of its grant date, provided that the SAR may expire earlier as provided in the Agreement or in this Plan.

ARTICLE 7 - STOCK AWARDS, RESTRICTED STOCK
AND RESTRICTED STOCK UNITS

7.1          Grant of Stock Awards, Restricted Stock and RSUs. Stock Awards and Awards of Restricted Stock and RSUs may be made to Eligible Participants as a reward for past service or as an incentive for the performance of future services. Stock Awards and Awards of Restricted Stock and RSUs may be made either alone or in addition to or in tandem with other Awards granted under the Plan.

7.2          Agreement. The Restricted Stock or RSU Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the number of shares of Restricted Stock or the number of RSUs granted; the purchase price, if any, to be paid for such Restricted Stock or RSUs, which may be equal to or less than Fair Market Value of a share and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock or RSU such as continued service or achievement of performance objectives, the length of the Restriction Period and any circumstances that will shorten or terminate the Restriction Period; and rights of the Participant to vote the shares during the Restriction Period. The Restriction Period may be of any duration and the Agreement may provide for lapse of the Restriction Period in monthly or longer installments over the course of the Restriction Period, as determined by the Committee. The Committee shall have sole discretion to determine and specify in each RSU Agreement whether the RSUs will be settled in the form of all cash, all Shares, Other Company Securities, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such settlement will be in the form of Shares.

7.3          Certificates. Upon an Award of Restricted Stock to a Participant, Shares of Restricted Stock shall be registered in the Participant’s name. Certificates, if issued, may either be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse and/or be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. Upon grant of a Stock Award, settlement of an RSU in Shares, and with respect to Restricted Stock, if and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant or registered in the Participant’s name on the Company’s records; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the terms of the Plan and the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law. Concurrently with the grant of an unrestricted Stock Award, the settlement of an RSU or the lapse of any risk of forfeiture applicable to the Restricted Stock, the Participant shall be required to pay to the Employer or Company an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 14 below.

7.4          Dividends and Other Distributions. Except as provided in this Article 7 or in the Award Agreement, a Participant receiving a Restricted Stock Award shall have, with respect to such Restricted Stock Award, all of the rights of a shareholder of the Company, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and the right to receive any dividends; provided, however, the Committee may require that any dividends on such Shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant and held pending and subject to the same restrictions on vesting as the underlying Award; provided, however that to the extent that any dividends are deferred or otherwise not paid when such dividends would otherwise normally be paid (i) all terms and conditions for such delayed payment shall be included in the Agreement, and (ii) such deferral or delay in payment of the dividends shall only be allowed to the extent it complies with, or is exempt from, the requirements of Code Section 409A. A Participant receiving an Award of RSUs shall not possess voting rights and shall accrue dividend equivalents on such Units only to the extent provided in the Agreement relating to the Award; provided, however, that rights to dividend equivalents shall only be allowed to the extent they comply with, or are exempt from, Code Section 409A. The Committee may require that any such dividend equivalents be subject to the same restrictions on vesting and payment as the underlying Award. In addition, with respect to Covered Employees, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to Restricted Stock or Restricted Stock Units such that the dividends and/or the Restricted Stock or RSUs maintain eligibility for the Section 162(m) Exception. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts.

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ARTICLE 8 - PERFORMANCE SHARES AND UNITS

8.1          Grant of Performance Shares/Units. Performance Shares, Performance Units or both may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

8.2          Agreement. The Performance Share or Performance Unit Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the number of Performance Shares or Performance Units granted; the purchase price, if any, to be paid for such Performance Shares or Performance Units, which may be equal to or less than Fair Market Value of a share and may be zero, subject to such minimum consideration as may be required by applicable law; the performance objectives applicable to the Performance Shares or Performance Units; and any additional restrictions applicable to the Performance Shares or Performance Units such as continued service. Vesting of each Award of Performance Shares or Performance Units shall be conditioned upon such vesting requirements as the Committee may impose in its discretion. The Committee shall have sole discretion to determine and specify in each Performance Shares or Performance Units Agreement whether the Award will be settled in the form of all cash, all Shares, Other Company Securities, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such settlement will be in the form of Shares. Any such shares may be granted subject to any restrictions deemed appropriate by the Committee.

8.3          Value of Performance Shares/Units. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares, Performance Units or both that will be paid out to the Participant. For purposes of this Article 8, the time period during which the performance goals must be met shall be called a “Performance Period.” For Awards intended to qualify for the Section 162(m) Exception, the performance goals shall be established at the beginning of the Performance Period within the time period required by Code Section 162(m).

8.4          Earning of Performance Shares/Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Units shall be entitled to receive a payout of the number and value of Performance Shares/Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved and any applicable non-performance terms have been met.

8.5          Shareholder Rights; Dividends and Other Distributions. A Participant receiving Performance Shares or Performance Units shall not possess voting rights. A Participant receiving Performance Shares or Performance Units or any other Award that is subject to performance conditions shall accrue dividend equivalents on such Award only to the extent provided in the Agreement relating to the Award; provided, however, that rights to dividend equivalents shall only be allowed to the extent they comply with, or are exempt from, Code Section 409A. The Committee shall require that any rights to dividends or dividend equivalents on Performance Shares or Performance Units or any other Award subject to performance conditions be subject to the same restrictions on vesting and payment as the underlying Award. In addition, with respect to Covered Employees, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to Performance Shares and Performance Units such that the dividends and/or Performance Shares or Performance Units maintain eligibility for the Section 162(m) Exception.

ARTICLE 9 - OTHER AWARDS

The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related awards not described in Articles 5 through 8 of this Plan that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company (“Other Awards”). Other Awards may provide for cash payments based in whole or in part on the value or future value of Shares, for the acquisition or future acquisition of Shares, or any combination of the foregoing. Notwithstanding the foregoing, where the value of an Other Award is based on the difference in the value of a Share at different points in time (a “difference-in-value Other Award”), the grant or exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant unless the Other Award is granted in replacement for an award previously granted by an entity that is assumed by the Company in a business combination, provided that the Committee determines that the Other Award preserves the economic benefit of the replaced award and is either exempt from or in compliance with the requirements of Code Section 409A. Vesting of each Other Award shall be conditioned upon such vesting requirements as the Committee may impose in its discretion and, in the case of a difference-in-value Other Award, a minimum of one year of service except as provided elsewhere in this agreement.

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ARTICLE 10 - PERFORMANCE MEASURES

10.1         In General. The Committee may, in its discretion, include performance objectives in any Award. If the Committee intends to grant a Qualified Performance-Based Award, the Committee shall designate the Award as such in writing at the time the Award is granted. Any such designation shall become irrevocable at the end of the period described in Section 10.2 below that applies to the Award. To the extent the Committee does not designate an Award as a Qualified Performance-Based Award at the time the Award is granted, it shall be a General Award.

10.2         Qualified Performance-Based Awards. In the case of a Qualified Performance-Based Award, the Committee shall establish at least one performance objective that is intended to permit the Award to satisfy the Section 162(m) Exception with respect to the Award and shall determine the maximum amount payable under the Qualified Performance-Based Award for attainment of the performance objective. The Committee may also establish lower amounts payable for lower levels of achievement with respect to the performance objective and may also establish one or more threshold levels of achievement with respect to the performance objective in order for any amount to be paid pursuant to the Qualified Performance-Based Award. If none of the threshold levels of achievement with respect to the performance objective intended to permit the Award to satisfy the Section 162(m) Exception are attained, no amount may be paid pursuant to the Qualified Performance-Based Award.

(a)         The Committee shall establish in writing the performance objective intended to permit the Award to satisfy the Section 162(m) Exception within the first 90 days of the Performance Period and at a time when the outcome of the performance objective is substantially uncertain. Notwithstanding the 90-day deadline specified in the prior sentence, in the event that a Performance Period (or a Participant’s service during a Performance Period) is expected to be less than 12 months, the Committee shall establish in writing the performance objective intended to permit the Award to satisfy the Section 162(m) Exception on or before the date when 25% of the Performance Period (or the Participant’s service during the Performance Period), as each is scheduled in good faith at the time the objective is established, has elapsed.

(b)         In addition to specifying the performance objective intended to permit the Award to satisfy the Section 162(m) Exception, the Committee may specify one or more additional performance objectives, or such other conditions and criteria as it chooses, to guide the exercise of its Negative Discretion and thereby determine the final amount payable to the Participant under the Qualified Performance-Based Award.

(c)         In connection with Qualified Performance-Based Awards, any action that is to be done by the Committee under the terms of the Plan may be done by a “Section 162(m) Subcommittee”. The term “Section 162(m) Subcommittee refers to a subcommittee of the Committee comprised solely of two or more members of the Board, as determined by the Board from time to time, each of whom shall be an "outside director" as that term is defined and interpreted pursuant to Code Section 162(m) and the regulations thereunder. The purpose of the Section 162(m) Subcommittee is to make all determinations related to performance requirements for Awards to Covered Employees so that such Awards can qualify for the Section 162(m) Exception.

10.3         Performance Measures for Qualified Performance-Based Awards. In the case of a Qualified Performance-Based Award, the performance measures intended to permit the Award to satisfy the Section 162(m) Exception shall be stated as levels of, or growth or changes in, or other objective specification of performance with respect to one or more of the following performance criteria: earnings; earnings before income taxes; earnings before interest and taxes (EBIT); earnings before interest after taxes (EBIAT); earnings before interest, taxes, depreciation and amortization (EBITDA); earnings before interest, taxes, depreciation, amortization and rent (EBITDAR); gross margin; operating margin; profit margin; market value added; market share; revenue; revenue growth; return measures (including but not limited to return on equity, return on shareholders’ equity, return on investment, return on assets, return on net assets, return on capital, return on sales, and return on invested capital); profit; economic profit; capitalized economic profit; after-tax profit; net operating profit after tax (NOPAT); pre-tax profit; cash; cash flow measures (including but not limited to operating cash flow; free cash flow; cash flow return; cash flow per share; and free cash flow per share); earnings per share (EPS); net earnings; operating earnings; segment income; economic value added; net income; net income from continuing operations available to common shareholders excluding special items; operating income; adjusted operating income; assets; sales; net sales; sales volume; sales growth; net sales growth; debt/capital ratio; return on total capital; cost; cost control; expense targets or ratios, operating expenses; adjusted operating expenses; improvement in or attainment of expense levels; working capital; working capital targets; improvement in or attainment of working capital levels; debt; debt to equity ratio; debt reduction; capital targets; capital expenditures; price/earnings growth ratio; corporate value measures (such as compliance, safety and personnel matters); acquisitions, dispositions, projects or other specific events, transactions or strategic milestones; the Common Stock price (and stock price appreciation, either in absolute terms or in relationship to the appreciation of a public stock index or the appreciation among members of a peer group determined by the Committee); total shareholder return; and book value per share. All criteria may be measured on a Generally Accepted Accounting Principles (“GAAP”) basis, adjusted GAAP basis, or non-GAAP basis.

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10.4         General Awards. If the Committee assigns a Participant a General Award, the Committee may provide for a threshold level of performance below which no amount of compensation will be paid, and it may provide for the payment of differing amounts of compensation for different levels of performance.

10.5         Performance Measures for General Awards and Negative Discretion. In the case of a General Award, and when selecting targets to guide the exercise of Negative Discretion with respect to an Award that is intended to qualify under the Section 162(m) Exception, the Committee may establish one or more performance objectives that is based on categories of performance that are different than those set forth in Section 10.3.

10.6         Definitions of Performance Objectives. If the Committee makes an Award subject to a particular performance objective, the Committee shall adopt or confirm a written definition of that performance objective at the time the performance objective is established, provided that the Committee retains the discretion to forego such written definition in connection with a General Award. The performance objective for an Award may be described in terms of Company-wide objectives or objectives that are related to a specific division, subsidiary, Employer, department, region, or function in which the participant is employed or as some combination of these (as alternatives or otherwise). A performance objective may be measured on an absolute basis or relative to a pre-established target, results for a previous year, the performance of other corporations (or a peer group determined by the Committee that may include non-corporate entities), or a stock market or other index. If the Committee specifies more than one individual performance objective for a particular Award, the Committee shall also specify, in writing, whether one, all or some other number of such objectives must be attained.

10.7         Determinations of Performance. For each Award that has been made subject to a performance objective, within 60 days following the end of each Performance Period, the Committee shall determine whether the performance objective for such Performance Period has been satisfied. With respect to the performance objective related to a Qualified Performance-Based Award, the Award may not be paid out unless and until the Committee has made a final written certification that the performance objective intended to permit such Award to satisfy the Exception has, in fact, been satisfied. This may be accomplished through approved minutes of the Committee meeting (or by some other form of written certification). In addition, prior to paying out an Award, the Committee shall complete the exercise of its Negative Discretion (or it shall decide not to apply Negative Discretion). In this regard, the Committee shall determine whether any performance objective or other conditions or criteria specified to guide the exercise of its Negative Discretion were satisfied, and thereby make a final determination with respect to the Award. If a performance objective applicable to a General Award for a Performance Period is not achieved, the Committee in its sole discretion may pay all or a portion of that Award based on such criteria as the Committee deems appropriate, including without limitation individual performance, Company-wide performance or the performance of the specific division, subsidiary, Employer, department, region, or function employing the participant.

10.8         Adjustments and Exclusions. In determining whether (and to what extent) any performance objective has been achieved, the Committee may exclude any or all items that are unusual or infrequently occurring, including but not limited to (i) charges, costs, benefits, gains or income associated with reorganizations or restructurings of the Employer, discontinued operations, goodwill, other intangible assets, long-lived assets (non-cash), inventory valuations, real estate strategy (e.g., costs related to lease terminations or facility closure obligations), litigation or the resolution of litigation (e.g., attorneys’ fees, settlements or judgments), or currency or commodity fluctuations; and (ii) the effects of changes in applicable laws, regulations or accounting principles. In addition, the Committee may adjust any performance objective for a Performance Period as it deems equitable to recognize unusual or infrequently occurring events affecting the Employer, changes in tax laws or regulations or accounting procedures, mergers, acquisitions and divestitures, or any other factors as the Committee may determine (including adjustments that would result in the Company’s payment of non-deductible compensation under a General Award). In the case of a Qualified-Performance-Based Award, such exclusions and adjustments may only apply to the extent the Committee specifies in writing (not later than the time performance objectives are required to be established) which exclusions and adjustments the Committee will apply to determine whether a performance objective has been satisfied, as well as an objective manner for applying them, or to the extent that the Committee determines (if such determination is memorialized in writing) that they may apply without adversely affecting the Award’s status as a Qualified Performance-Based Award. To the extent that a performance objective is based on the price of the Company’s common stock, then in the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or any other corporate transaction having an effect similar to any of the foregoing, the Committee shall make or provide for such adjustments in such performance objective as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants. In the case of a Qualified Performance-Based Award, the Committee’s adjustments as described in the preceding sentence shall apply only to the extent the Committee determines that such adjustments will not adversely affect the Award’s status as a Qualified Performance-Based Award.

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10.9         Increases. The Committee may not increase the amount payable under a Qualified Performance-Based Award, except as a result of an adjustment or exclusion permitted by Section 10.8.

10.10        Changes. If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which do not qualify for the Section 162(m) Exception, the Committee may make such grants without satisfying the requirements of the Section 162(m) Exception.

ARTICLE 11 - CHANGE IN CONTROL

The Committee may, in its sole discretion and in such manner as it may from time to time prescribe (including, but not by way of limitation, in granting an Award or in an individual employment agreement, severance plan or individual severance agreement), provide that a Participant shall be eligible for a full or prorated Award in the event that both a Change in Control and a cessation of the Participant’s service relationship with the Employer occurs or if the surviving entity in such Change in Control does not assume or replace the Award in the Change in Control. With respect to Awards that are subject to one or more performance objectives, the Committee may, in its sole discretion, provide that any such full or prorated Award will be paid under the provisions of this Article 11 prior to when any or all such performance objectives are certified (or without regard to whether they are certified).

ARTICLE 12 - BENEFICIARY DESIGNATION

To the extent permitted by the Committee, each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s spouse, and if the Participant has no surviving spouse, to the Participant’s estate. If required, the spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than the spouse.

ARTICLE 13 - DEFERRALS

The Committee may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to RSUs and Other Awards, or the satisfaction of any requirements or objectives with respect to Performance Shares and Performance Units. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, which rules and procedures shall comply with Code Section 409A. The deferral of Option and SAR gains is prohibited.

ARTICLE 14 - WITHHOLDING

14.1         Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of any Award under this Plan. If a Participant makes a disposition within the meaning of Section 424(c) of the Code and regulation promulgated thereunder, of any share or Shares issued to him pursuant to his exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share or shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

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14.2         Share Withholding. Except as otherwise permitted by the Committee or provided in the Agreement corresponding to an Award, with respect to withholding required upon the exercise of Options or SARS, upon the lapse of restrictions on Restricted Stock or RSUs, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, unless not permitted by the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to not more than the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates (or, if permitted by the Company, such greater rate as will not cause adverse accounting consequences and is permitted under applicable Internal Revenue Service withholding rules). All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 15 - AMENDMENT AND TERMINATION

15.1         Amendment or Termination of Plan. The Committee or the Board may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall materially adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing or the right to make such adverse amendment is clearly reserved in this Plan or in the applicable Agreement. To the extent required by Section 162(m) or Section 422 of the Code, other applicable law, and/or any Listing Standards, no amendment shall be effective unless approved by the shareholders of the Company.

15.2         Amendment of Award Agreement. The Committee shall be permitted to amend any outstanding Agreement in its discretion to the extent the Committee determines that such amendment is necessary or desirable to achieve compliance with applicable securities law or exchange requirements, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the guidance thereunder. In particular, all Awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A Participant’s acceptance of an Award shall be deemed to constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Participant, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Participant’s agreement that the Company may take such action as may be necessary to effectuate any such policy or applicable law, without further consideration or action. The Committee may, at any time, amend outstanding Agreements in any other manner not inconsistent with the terms of the Plan; provided, however, except as provided in Sections 15.3 and 15.4, if such amendment is materially adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time, amend an outstanding Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Except for adjustments as provided in Sections 4.3 or in connection with a Change in Control, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Awards or cancel outstanding Options or SARs with per share exercise prices that are more than the Fair Market Value at the time of such cancellation in exchange for cash, other awards, or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval.

15.3         Cancellation of Awards for Detrimental Activity. All Awards shall be subject to the Committee’s right to cancel such Awards and/or to impose forfeitures to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or required under any clawback policy adopted by the Company that is applicable to an Award. The Committee may also provide in the Award Agreement that if a Participant engages in any “Detrimental Activity” (as defined below or in the Award Agreement), the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised, unpaid or deferred Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Agreement may also provide that if the Participant exercises an Option or SAR, receives a Performance Share, Performance Unit, or RSU payout, or receives shares under an Award at any time during the period beginning six months prior to the date the Participant first engages in Detrimental Activity and ending six months after the date the Participant ceases to engage in any Detrimental Activity, the Participant shall be required to pay to the Company the excess of the then fair market value of the shares subject to the Award over the total price paid by the Participant for such shares.

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For purposes of this Section, “Detrimental Activity” means any of the following, as determined by the Committee in good faith: (i) the violation of any agreement between the Company and the Participant relating to the disclosure of confidential information or trade secrets, the solicitation of employees, customers, suppliers, licensees, licensors or contractors, or the performance of competitive services; (ii) conduct that constitutes Cause (as defined in Section 2.4 above), whether or not the Participant’s employment is terminated for Cause; (iii) making, or causing or attempting to cause any other person to make, any statement, either written or oral, or conveying any information about the Company which is disparaging or which in any way reflects negatively upon the Company; (iv) improperly disclosing or otherwise misusing any confidential information regarding the Company; or (v) the refusal or failure of a Participant to provide, upon the request of the Company, a certification, in a form satisfactory to the Company, that he or she is in full compliance with the terms and conditions of the Plan; provided, that the Committee may provide in the Agreement that only certain of the restrictions provided above apply for purposes of the Award Agreement.

15.4        Assumption or Cancellation of Awards Upon a Corporate Transaction.

(a)         In the event of a sale of all or substantially all of the assets or stock of the Company, the merger of the Company with or into another corporation such that shareholders of the Company immediately prior to the merger exchange their shares of stock in the Company for cash and/or shares of another entity or any other Change in Control or corporate transaction to which the Committee deems this provision applicable (any such event is referred to as a “Corporate Transaction”), the Committee may, in its discretion, cause each Award to be assumed or for an equivalent Award to be substituted by the successor corporation or a parent or subsidiary of such successor corporation (with such assumed or substituted Award adjusted as appropriate).

(b)         In addition or in the alternative, the Committee, in its discretion, may determine that all or certain types of Awards will be cancelled at or immediately prior to the time of the Corporate Transaction; provided, however, that at least 15 days prior to the Corporate Transaction (or, if not feasible to provide 15 days’ notice, within a reasonable period prior to the Corporate Transaction), the Committee notifies the Participant that, subject to rescission if the Corporate Transaction is not successfully completed within a certain period, the Award will be terminated and provides the Participant, either, at the election of the Committee, (i) a payment (in cash or Shares) equal to value of the Award, as determined below, or (ii) the right to exercise the portion of the Option, SAR or similar right that would be vested upon the Corporate Transaction (or with respect to Restricted Stock, RSUs, Performance Shares or Performance Units, provide that all restrictions shall lapse) prior to the Corporate Transaction.

(c)         For purposes of this provision, the value of the Award that would be vested upon the Corporate Transaction shall be measured as of the date of the Corporate Transaction and shall equal the value of the cash, shares or other property that would be payable to the Participant for such vested Award (or, if the Award is an Option, SAR or similar right, upon exercise of the vested Award) less the amount of any payment required to be tendered by the Participant upon such exercise. The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash settlement and, in the case of Options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the per share amount payable upon or in respect of such event over the exercise price of such Option, SAR or similar right and may cancel each Option, SAR or similar right with an exercise price greater than the per share amount payable upon or in respect of such event without any payment to the person holding such Option, SAR or similar right. For example, under this provision, in connection with a Corporate Transaction, the Committee can cancel all outstanding Options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to the Corporate Transaction if their vested Options had been fully exercised immediately prior to such Corporate Transaction, less the aggregate Option Exercise Price that would have been payable therefor, or if the amount that would have been payable to the Option holders pursuant to such Corporate Transaction if their vested Options had been fully exercised immediately prior thereto would be less than the aggregate Option Exercise Price that would have been payable therefor, the Committee can cancel any or all such Options for no consideration or payment of any kind. Payment of any amount payable pursuant to this cancellation provision may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.

(d)         Any actions taken under this Section 15.4 shall be valid with respect to a Section 409A Award only to the extent that such action complies with Code Section 409A.

15.5         No Repricing. Other than in connection with a change in capitalization (as described in Section 4.3 of the Plan), the assumption or cancellation of awards upon a corporate transaction (as described in Section 15.4), or an adjustment of assumed or substituted awards (as described in Section 4.4 of the Plan), the Option Exercise Price of each Option and the exercise price of each SAR may not be changed after the date of grant nor may any outstanding Option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a new Option or SAR with a lower exercise price without approval of the Company’s shareholders.

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ARTICLE 16 - MISCELLANEOUS PROVISIONS

16.1         Restrictions on Shares. If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such Award may be exercised in whole or in part (as applicable), no such Award may be paid out (as applicable) and no shares may be issued pursuant to such Award (as applicable) unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee. All certificates for shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any Listing Standards and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable state, federal and foreign laws (including, without limitation and if applicable, the requirements of the Securities Act of 1933), and any applicable requirements of any securities exchange or similar entity.

16.2         Rights of a Shareholder. Except as provided otherwise in the Plan or in an Agreement, no Participant awarded an Option, SAR, RSU, Performance Unit, Performance Share or Other Award shall have any right as a shareholder with respect to any shares covered by such Award prior to the date of issuance to him or his delegate of a certificate or certificates for such shares or the date the Participant’s name is registered on the Company’s book as the shareholder of record with respect to such shares.

16.3         Transferability. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the Participant’s death, to a beneficiary in accordance with Article 12 or by will or the laws of descent and distribution. Unless the Committee determines otherwise consistent with securities and other applicable laws, rules and regulations, (i) no Award granted under the Plan shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant other than upon the Participant’s death, to a beneficiary in accordance with Article 12 or by will or the laws of descent and distribution, and (ii) each Option and SAR outstanding to a Participant may be exercised during the Participant’s lifetime only by the Participant or his or her guardian or legal representative (provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder). In the event of a transfer to a Permitted Transferee as specifically permitted by the Committee under an Award Agreement, appropriate evidence of any transfer to the Permitted Transferee shall be delivered to the Company at its principal executive office. If all or part of an Award is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Award as the Participant. For the avoidance of doubt, any permitted transfer of an Award will be without payment of consideration by the Permitted Transferee.

16.4         No Fractional Shares. Unless determined otherwise by the Committee or unless provided otherwise in the Agreement applicable to an Award, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award and any fractional share otherwise payable pursuant to an Award shall be forfeited (or at the discretion of the Committee, paid in cash).

16.5         No Implied Rights. Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the service of the Employer, or to serve as a Director thereof, or interfere in any way with the right of the Employer to terminate his or her employment or other service relationship at any time. Neither the adoption and maintenance of the Plan nor the granting of Awards pursuant to the Plan shall be deemed to constitute a contract of employment between the Company and any Employee or to be a condition of the employment of any Person. Unless otherwise determined by the Committee, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Employer for the benefit of its employees. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

16.6         Transfer of Employee. The transfer of an employee from one Employer to another Employer shall not be considered a termination of employment. Except as provided under Code Section 409A with respect to an Award subject to Code Section 409A or as provided by the Committee; it shall not be considered a termination of employment if an employee is placed on temporary military, disability or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship. If an Employee’s employment or other service relationship is with a Subsidiary and that entity ceases to be a Subsidiary of the Company, a termination of employment shall be deemed to have occurred when the entity ceases to be a Subsidiary unless the Employee transfers his or her employment or other service relationship to the Company or its remaining Subsidiaries.

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16.7        Compliance with Laws.

(a)         At all times when the Committee determines that compliance with Section 162(m) of the Code is required or desirable, all Awards to Covered Employees shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Awards, the Committee may, subject to the requirements of Article 15, make any adjustments it deems appropriate.

(b)         The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. It is the intent of the Company that the Awards made hereunder comply in all respects with Rule 16b-3 under the Exchange Act and that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention Any provision herein relating to compliance with Rule 16b-3 under the Exchange Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

16.8        Successors. The terms of the Plan and outstanding Awards shall be binding upon the Company, and its successors and assigns.

16.9        Tax Elections. Each Participant agrees to give the Committee prompt written notice of any election made by such Participant under Code Section 83(b) or any similar provision thereof. Notwithstanding the preceding sentence, the Committee may condition any Award on the Participant’s not making an election under Code Section 83(b).

16.10       Unfunded Plan. The Plan shall be unfunded. Bookkeeping accounts may be established with respect to Participants who are granted Awards under the Plan, but any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards.

16.11       Uncertificated Shares.

To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange on which Shares are traded.

16.12       Compliance with Code Section 409A.

(a)         At all times, this Plan shall be interpreted and operated (i) with respect to Section 409A Awards in accordance with the requirements of Code Section 409A, and (ii) to maintain the exemptions from Code Section 409A of Options, SARs and Restricted Stock and any Awards designed to meet the short-term deferral exception under Code Section 409A. To the extent there is a conflict between the provisions of the Plan relating to compliance with Code Section 409A and the provisions of any Agreement issued under the Plan, the provisions of the Plan control. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to a Section 409A Award to the extent such discretionary authority would conflict with Code Section 409A.

(b)         To the extent that a Section 409A Award provides for payment upon the recipient’s termination of employment as an Employee, (i) the Section 409A Award shall be deemed to require payment upon the individual’s “separation from service” within the meaning of Code Section 409A, and (ii) if the individual is a “specified employee” on the date of the individual’s termination of employment (with such status determined by the Company in accordance with rules established by the Company in writing in advance of the “specified employee identification date” within the meaning of Code Section 409A that relates to the date of the individual’s termination of employment or, in the absence of such rules established by the Company, under the default rules for identifying specified employees under Code Section 409A), such payment shall not be paid earlier than six months after such termination of employment (provided that if the individual dies after the date of the individual’s termination of employment but before payment has been made, payment will be made to the individual’s estate without regard to such six-month delay).

(c)         To the extent any provision of this Plan or an Agreement would cause a payment of a Section 409A Award to be made because of the occurrence of a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in ownership”, “change in effective control” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Code Section 409A. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control.

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(d)         To the extent any provision of this Plan or an Agreement would cause a payment of a Section 409A Award to be made because of the Participant’s Disability, then such payment shall not be made unless the Participant’s Disability also constitutes a “disability” within the meaning of Code Section 409A(a). Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Disability.

(e)         To the extent an Award is a Section 409A Award and is subject to a substantial risk of forfeiture within the meaning of Code Section 409A (or will be granted upon the satisfaction of a condition that constitutes such a substantial risk of forfeiture), any compensation due under the Award (or pursuant to a commitment to grant an Award) shall be paid in full not later than the 60th day following the date on which there is no longer such a substantial risk of forfeiture with respect to the Award (and the Participant shall have no right to designate the year of the payment), unless the Committee shall clearly and expressly provide otherwise at the time of granting the Award.

(f)         In the event that an Award shall be deemed not to comply with Code Section 409A, then neither the Company, the Board, the Committee nor its or their designees or agents, nor any of their affiliates, assigns or successors (each a “protected party”) shall be liable to any Award recipient or other person for actions, inactions, decisions, indecisions or any other role in relation to the Plan by a protected party if made or undertaken in good faith or in reliance on the advice of counsel (who may be counsel for the Company), or made or undertaken by someone other than a protected party.

16.13       Legal Construction.

(a)         Severability.          If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

(b)         Gender and Number. Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(c)         Article and Section Headings. The article and section headings appearing in this Agreement are for the convenience of reference only and will not define or limit any of the items or provisions.

(d)         Governing Law. To the extent not preempted by federal law, the Plan and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Tennessee. Unless otherwise provided in the applicable Agreement, the recipient of an Award is deemed to submit to the exclusive jurisdiction and venue of the Federal and state courts of Tennessee to resolve any and all issues that may arise out of or relate to the Plan or such Agreement.

IN WITNESS WHEREOF, this Plan is executed as of the date approved by the Board of Directors of the Company, the 1st day of August, 2016.

MILLER INDUSTRIES, INC.

By :	/s/ Frank Madonia
Name: Frank Madonia
Title: Executive Vice President, Secretary and General Counsel

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. MMMMMMMMMMMM Miller Industries, Inc IMPORTANT ANNUAL MEETING INFORMATION 000004 MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext C123456789MMMMMMMMMENDORSEMENT_LINE______________ SACKPACK_____________MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.X000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 extElectronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Proxies submitted by the Internet or telephone must be received by1:00 a.m., Central Time, on May 26, 2017. Vote by Internet• Go to www.investorvote.com/MLR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Annual Meeting Proxy Card 1234 5678 9012 345 • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •A PROPOSALS — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW, “FOR” PROPOSALS 2 AND 4 AND FOR EVERY “ONE YEAR” ON PROPOSAL 3, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THE PROXY WILL BE SO VOTED.+1. Election of Directors. Nominees: For Withhold For 01 - Theodore H. Ashford, III 02 - A. Russell Chandler, III04 - William G. Miller, II05 - Richard H. RobertsFor Against Abstain2. To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. 4. To approve the Miller Industries, Inc. 2016 Stock Incentive Plan. Withhold For Withhold 03 - William G. Miller 3. To recommend, by non-binding advisory vote, the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers. 1 Year 2 Years 3 Years Abstain 5. Other Business:For the transaction of such other business as may lawfully come before the meeting, hereby revoking any proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowSignature should agree with the name(s) hereon. Executors, administrators, trustees, guardians, custodians and attorneys should so indicate when signing. For joint accounts each owner should sign. Corporations should sign their full corporate name by a duly authorized officer. If a partnership, sign in full partnership name as an authorized signatory. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATEC 1234567890 J N T140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UP X 3266421 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMMMMMMM +02KP9B

• IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •Proxy — Miller Industries, Inc.+ This Proxy is Solicited by the Board of Directors for theAnnual Meeting of Shareholders to be Held on May 26, 2017The undersigned shareholder of Miller Industries, Inc. hereby constitutes and appoints William G. Miller, William G. Miller, II and Frank Madonia, or any ofthem, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead ofthe undersigned, to vote all of the undersigned's shares of Common Stock of Miller Industries, Inc., at the Annual Meeting of the Shareholders to be held at879 College Drive, Dalton, Georgia 30720, on Friday, the 26th of May, 2017, at 9:00 a.m., Eastern Time, and at any and all adjournments thereof as indicatedon the reverse side.This proxy is revocable at or at any time prior to the meeting. Please sign and return this proxy to Computershare Investor Services, LLC, P.O. Box 43102, Providence, RI 02940-5067, in the accompanying prepaid envelope.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 4 AND FOREVERY “ONE YEAR” ON PROPOSAL 3, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THEPROXY WILL BE SO VOTED.It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the meeting to the undersigned.The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 19, 2017 and the Proxy Statement furnished therewith.Non-Voting Items Change of Address — Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.+